Filed Pursuant to Rule 424(b)(5)

Registration No. 333-289811

PROSPECTUS SUPPLEMENT

(To Prospectus dated August 22, 2025)

ETHZILLA CORPORATION

(f/k/a 180 LIFE SCIENCES CORP.)

Up to $10,000,000,000 of Common Stock

We previously entered into a Sales Agreement, dated August 13, 2025, as amended and restated as of August 22, 2025 or the Sales Agreement, with Clear Street LLC, or Clear Street, relating to shares of our common stock, par value $0.0001 per share, offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Sales Agreement, we may offer and sell shares of our common stock having a maximum aggregate offering price of up to $10,000,000,000 from time to time through Clear Street, acting as our sales agent. As of the date of this prospectus, we have issued and sold 5,001,310 shares of our common stock for aggregate gross proceeds of approximately $34.4 million pursuant to the initial Sales Agreement. From and after the date of this prospectus supplement, we will not sell any shares of our common stock under our at-the-market offering prospectus initially filed on August 13, 2025.

Our common stock is listed on The Nasdaq Capital Market, or Nasdaq, under the symbol “ETHZ.” On August 21, 2025, the last reported sale price of our common stock on Nasdaq was $4.81 per share.

Sales of shares of our common stock, if any, made through Clear Street, acting as our sales agent, or directly to Clear Street, as principal, as contemplated in this prospectus supplement and the accompanying prospectus, may be made negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or the Securities Act. Clear Street is not required to sell any specific amount of shares of common stock, but will act as our sales agent using commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations, on mutually agreed terms between Clear Street and us. There is no arrangement for funds to be received in any escrow, trust or similar arrangement. The compensation to Clear Street for sales of common stock sold pursuant to the Sales Agreement will be in an amount up to 3.0% of the gross proceeds of any shares of common stock sold under the Sales Agreement. In connection with the sale of the common stock on our behalf, Clear Street may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of Clear Street may be deemed to be underwriting commissions or discounts. See “Plan of Distribution” beginning on page S-9 for additional information regarding the compensation to be paid to Clear Street. We have also agreed to provide indemnification and contribution to Clear Street with respect to certain liabilities, including liabilities under the Securities Act or the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Under the terms of the Sales Agreement, we also may sell our common stock to Clear Street, as principal for its own account, at a price agreed upon at the time of sale. If we sell our common stock to Clear Street, as principal, we will enter into a separate agreement with Clear Street, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement or pricing supplement.

Investing in our common stock involves a high degree of risk. You should read this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein before you make your investment decision. See “Risk Factors” beginning on page S-3 of this prospectus supplement and page 2 of the accompanying prospectus, and under similar headings in the other documents incorporated by reference herein, to read about risks that you should consider before making a decision to purchase shares of our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

Clear Street

The date of this prospectus supplement is August 22, 2025.

Prospectus Supplement

Prospectus

S-i

About This Prospectus SUPPLEMENT

This prospectus supplement is part of a shelf registration statement on Form S-3 that we filed with the Securities and Exchange Commission, or the SEC. This document is in two parts. This first part is this prospectus supplement, which describes the specific terms of the common stock we are offering and also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference therein. The second part is the accompanying prospectus, which provides more general information about securities we may offer from time to time, some of which does not apply to this offering. Generally, when we refer to this prospectus supplement, we are referring to both parts of this document combined. To the extent there is a conflict between the information contained in this prospectus supplement and the information contained in the accompanying prospectus or any document incorporated by reference herein or therein filed prior to the date of this prospectus supplement, you should rely on the information in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

You should rely only on the information contained in, or incorporated by reference into, this prospectus supplement, the accompanying prospectus or in any other prospectus supplement or free writing prospectus that we may authorize for use in connection with this offering. We have not, and Clear Street has not, authorized any other person to provide you with different or additional information. If anyone provides you with different, additional or inconsistent information, you should not rely on it. We are not, and Clear Street is not, making an offer to sell or soliciting an offer to buy our securities in any jurisdiction in which an offer or solicitation is not authorized or in which the person making that offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make an offer or solicitation. You should assume that the information appearing in this prospectus supplement, the accompanying prospectus, the documents incorporated by reference herein and therein, and in any free writing prospectus that we may authorize for use in connection with this offering, is accurate only as of the date of those respective documents. Our business, financial condition, results of operations and prospects may have changed since those dates. You should read this prospectus supplement, the accompanying prospectus, the documents incorporated by reference herein and therein, and any free writing prospectus that we may authorize for use in connection with this offering, in their entirety before making an investment decision. You should also read and consider the information in the documents to which we have referred you in the sections of this prospectus supplement entitled “Incorporation of Certain Documents by Reference” and “Where You Can Find More Information.”

We are offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. The distribution of this prospectus supplement and the accompanying prospectus and the offering of our common stock in certain jurisdictions may be restricted by law. Persons outside the United States who come into possession of this prospectus supplement and the accompanying prospectus must inform themselves about, and observe any restrictions relating to, the offering of our common stock and the distribution of this prospectus supplement and the accompanying prospectus outside the United States. This prospectus supplement and the accompanying prospectus do not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, any securities offered by this prospectus supplement and the accompanying prospectus by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.

Unless the context indicates otherwise, as used in this prospectus supplement, references to “ETHZ,” “ETHZilla,” “our Company,” “the Company,” “we,” “our,” “ours” and “us” refer to ETHZilla Corporation, a Delaware corporation, and any references to “180 Life,” “180 Life Sciences Corp.,” mean ETHZilla prior to our name change effected on August 18, 2025.

We obtained the industry and market data in this prospectus supplement, including the information incorporated by reference herein, from our own research and management estimates as well as from industry and general publications, surveys and studies conducted by third parties. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Management estimates are derived from publicly available information, our knowledge of our industry, and assumptions based on such information and knowledge, which we believe to be reasonable. In addition, while management is responsible for the accuracy of such information and believes that information contained in the industry publications, surveys and studies has been obtained from reliable sources, the accuracy and completeness of such information is not guaranteed, and we have not independently verified any of the data contained in these third-party sources.

In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate is necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in “Risk Factors” and elsewhere in this prospectus supplement and information incorporated by reference herein and therein. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. You should read the information contained in, or incorporated by reference into, this prospectus supplement completely and with the understanding that future results may be materially different from and worse than what we expect. See the information included under the heading “Cautionary Note Regarding Forward-Looking Information.”

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights certain information about us, this offering and selected information contained elsewhere in or incorporated by reference into this prospectus supplement and the accompanying prospectus. This summary is not complete and does not contain all of the information that you should consider before deciding whether to invest in our common stock. For a more complete understanding of our company and this offering, we encourage you to read and consider carefully the more detailed information in this prospectus supplement and the accompanying prospectus, including the information incorporated by reference into this prospectus supplement and the accompanying prospectus, and the information included in any free writing prospectus that we have authorized for use in connection with this offering, including the information contained in and incorporated by reference under the heading “Risk Factors” beginning on page S-3 of this prospectus supplement, and under similar headings in the other documents that are filed after the date hereof and incorporated by reference into this prospectus supplement and the accompanying prospectus. Each of the risk factors could adversely affect our business, operating results and financial condition, as well as adversely affect the value of an investment in our securities.

Our Company

We were formed as a clinical stage biotechnology company, focused on the development of therapeutics for unmet medical needs in chronic pain, inflammation and fibrosis by employing innovative research, and, where appropriate, combination therapy. In September 2024, we completed the acquisition of certain source code and intellectual property relating to the back-end technology platform to be used in the operation of an online blockchain casino, and moving forward, we plan to focus the majority of our operations on the creation of one or more online casinos, utilizing both blockchain and traditional technologies, while looking to monetize certain prior development stage therapeutic product candidates for unmet medical needs.

Planned iGaming Casino Operations

We are planning to strategically enter into the online gaming industry, utilizing certain source code and intellectual property relating to an online blockchain casino we acquired in September 2024, i.e., our “back-end” gaming platform, which incorporates blockchain technology and cryptocurrency operability, or the Gaming Technology Platform. The Company plans to use the Gaming Technology Platform to establish a blockchain-based business aimed at the global iGaming market, potentially with both fiat money and cryptocurrency capabilities. Initially focusing on B2C (business-to-consumer) online casinos, the Company also plans to explore the potential to expand into a B2B (business-to-business) model, offering a seamless blockchain-enabled technology platform for gaming operators worldwide. In addition, management has identified certain global iGaming industry characteristics and trends that they believe make potential acquisition opportunities attractive. Management believes that the combination of the Gaming Technology Platform and the strength of a Nasdaq listing make the Company an attractive consolidation vehicle for the iGaming industry, and is actively evaluating potential transactions with suitable counterparties (although no definitive acquisition agreements have been entered into to date). Such growth may take the form of acquisitions, technology licensing agreements or other corporate transactions that are beneficial to the Company and its shareholders.

Legacy Biotechnology Programs

We currently have two legacy biotechnology programs that are focused on different diseases or medical conditions, and that target different factors, molecules or proteins. Due to restrictions in the Company’s resources, the Company has slowed down research and development activities significantly in the SCA platform (discussed below) and the anti-TNF platform (discussed below).

The Company is currently evaluating all options to monetize its existing life science assets, in addition to exploring other strategic alternatives to maximize value for its stockholders. Our legacy biotechnology programs include:

●	fibrosis and anti-tumor necrosis factor, or TNF; and

●	drugs which are derivatives of cannabidiol or cannabigerol analogues, or SCAs.

Ether Treasury Strategy

The Company intends to use substantially all of the gross proceeds from this offering to purchase or otherwise acquire ETH, the native cryptocurrency of the Ethereum blockchain, for the Company’s cryptocurrency treasury operations. We are designing our treasury strategy with the goal of helping investors access exposure to the Ethereum blockchain ecosystem. To facilitate this, the Company is in the process of adopting a treasury policy focused on Ether, the native digital asset of Ethereum. The Company also plans to pursue a differentiated approach through its partnership with Electric Capital, the external asset manager for the Company. The Company is supported by an executive team and expects to be supported by a DeFi Council that unites capital markets experts, prominent Ethereum engineers, top-tier DeFi founders, infrastructure pioneers and other ecosystem participants.

Smaller Reporting Company

We are a “smaller reporting company” as defined in Rule 10(f)(1) of Regulation S-K. To the extent we qualify as a smaller reporting company, we may continue to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not smaller reporting companies, including, among other things, providing only two years of audited financial statements and we are also permitted to elect to incorporate by reference information filed after the effective date of an S-1 registration statement. We will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of our shares of Common Stock held by non-affiliates exceeds $250 million as of the prior June 30, or (2) our annual revenues exceeded $100 million during such completed fiscal year and the market value of our shares of Common Stock held by non-affiliates exceeds $700 million as of the prior June 30.

Our Corporate Information

Our principal executive offices are located at 2875 South Ocean, Blvd., Suite 200 Palm Beach, FL 33480. Our telephone number is (650) 285-2387. We file annual, quarterly, and current reports, proxy statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, as soon as reasonably practicable after such reports are filed with or furnished to the SEC, on the “Investors”—“SEC Filings” page of our website at www.ethzilla.com. The information contained on, or that can be accessed through, our website is not incorporated by reference into this prospectus supplement. We have included our web address as an inactive textual reference only.

Risk Factors

Investing in our common stock involves a high degree of risk. Before you decide to invest in our common stock, you should carefully consider the risks described in the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K, as amended, our most recent Quarterly Report on Form 10-Q and in Exhibit 99.3 to our Current Report on Form 8-K, as filed with the SEC on July 30, 2025, which are incorporated by reference herein in their entirety, and those risk factors set forth below, together with the other information in this prospectus supplement or any prospectus supplement and documents incorporated by reference in this prospectus or any prospectus supplement. The risks described in our most recent Annual Report on Form 10-K, as amended, our most recent Quarterly Report on Form 10-Q and below are not the only ones facing our company. Additional risks and uncertainties may also impair our business operations. If any of the risks described in our most recent Annual Report on Form 10-K, as amended, our most recent Quarterly Report on Form 10-Q and the other filings incorporated by reference herein, or below, occurs, our business, financial condition, results of operations and future growth prospects could be harmed. In these circumstances, the market price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to this Offering

We have broad discretion in the use of the net proceeds from this offering and our existing cash and may not use them effectively.

Our management will have broad discretion in the application of the net proceeds from this offering, including for any of the purposes described in the section entitled “Use of Proceeds,” as well as our existing cash and cash equivalents, and you will be relying on the judgment of our management regarding such application. We intend to use the net proceeds from this offering primarily to acquire ETH. We also intend to use the proceeds from this offering for working capital needs, general corporate purposes and operating expenses, which may include funding acquisitions or investments in businesses, products or technologies that are complementary to our own.

You will not have the opportunity, as part of your investment decision, to assess whether the net proceeds are being used appropriately. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. Our management might not apply the net proceeds or our existing cash in ways that ultimately increase the value of your investment. If we do not invest or apply the net proceeds from this offering or our existing cash and cash equivalents in ways that enhance stockholder value, we may fail to achieve expected business and financial results, which could cause our stock price to decline.

Resales of our common stock in the public market during this offering by our stockholders may cause the market price of our common stock to fall.

We may issue shares of common stock from time to time in connection with this offering. The issuance from time to time of these new shares of common stock, or our ability to issue new shares of common stock in this offering, could result in resales of our shares of common stock by our current stockholders concerned about the potential dilution of their holdings. In turn, these resales could have the effect of depressing the market price for our common stock.

An active trading market for our common stock may not be sustained and investors may not be able to resell their shares at or above the price at which they purchased them.

An active trading market for our shares of common stock may not be sustained. In the absence of an active trading market for our common stock, investors may not be able to sell their common stock at or above the price they paid or at the time that they would like to sell. In addition, an inactive market could impair our ability to raise capital by selling shares and could impair our ability to acquire other companies or technologies by using our shares as consideration, which, in turn, could harm our business.

Sales of a substantial number of shares of our common stock, or the perception that such sales may occur, may adversely impact the price of our common stock.

Sales of a substantial number of shares of our common stock in the public markets could depress the market price of our common stock and impair our ability to raise capital through the sale of additional equity securities. We cannot predict the effect that future sales of our common stock will have on the market price of our common stock.

The common stock offered hereby will be sold in “at the market” offerings, and investors who buy shares at different times will likely pay different prices.

Investors who purchase shares in this offering at different times will likely pay different prices and so may experience different outcomes in their investment results. We will have discretion, subject to market demand, to vary the timing, prices, and numbers of shares sold, and there is no minimum or maximum sales price. Investors may experience a decline in the value of their shares as a result of share sales made at prices lower than the prices they paid.

The actual number of shares of common stock we will issue under the Sales Agreement, at any one time or in total, is uncertain.

Subject to certain limitations in the Sales Agreement and compliance with applicable law, we have the discretion to deliver placement notices to Clear Street at any time throughout the term of the Sales Agreement. The number of shares that are sold by Clear Street after delivering a placement notice will fluctuate based on the market price of the common stock during the sales period and the limits we set with Clear Street. Because the price per share of each share of common stock sold will fluctuate based on the market price of our common stock during the sales period, it is not possible at this stage to predict the number of shares that will be ultimately issued.

We will require additional funding through further issuances of our common stock or other securities, in which you may experience future dilution as a result of future equity offerings.

To raise additional capital, we expect in the future to offer additional shares of common stock or other securities convertible into or exchangeable for our common stock at prices that may not be the same as the price per share in this offering. Future sales of such securities or our common stock could adversely affect the prevailing market price of our common stock and our ability to raise capital in the future and may cause you to incur additional dilution. We may sell common stock or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of common stock, or securities convertible or exchangeable into common stock, in future transactions may be higher or lower than the price per share paid by investors in this offering.

We may use the net proceeds from this offering to purchase additional ETH, the price of which has been, and will likely continue to be, highly volatile.

We may use the net proceeds from this offering to purchase additional ETH. ETH is a highly volatile asset that has traded between approximately $1,386 per ETH and $4,789 per ETH in the 12 months preceding the date of this prospectus supplement. As the return on our investment in ETH is substantially tied to the value of ETH, future fluctuations in ETH trading prices may result in our converting ETH purchased with the net proceeds from this offering into cash with a value substantially below the net proceeds from this offering.

We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Accordingly, stockholders must rely on capital appreciation, if any, for any return on their investment.

We have never declared or paid cash dividends on our common stock. We currently intend to use available cash to purchase additional ETH and for other general corporate purposes, and we do not intend to pay cash dividends in respect of our common stock in the foreseeable future. As a result, capital appreciation, if any, of our common stock will be your sole source of gain for the foreseeable future.

Risks Related to Our Convertible Note

Our stockholders will experience significant dilution as a result of conversion of our Convertible Notes.

As previously disclosed, on August 8, 2025, we entered into the Securities Purchase Agreement with certain investors party thereto, providing for a new series of senior secured convertible notes, in the aggregate original principal amount of $156,250,000 (the “Convertible Notes”). The Convertible Notes will be convertible into shares of Common Stock in accordance with the terms thereof. Our stockholders may experience significant dilution as a result of the conversion of the Convertible Notes.

The Convertible Notes contain covenants that limit our flexibility.

The Convertible Notes rank senior to all other indebtedness and is secured by a first priority perfect security interest, and contains certain participation rights and covenants that impose certain restrictions on us, including covenants that limit our ability to issue additional securities that would dilute or conflict with the Convertible Notes during specified periods. These restrictions could limit our ability to raise additional capital or pursue strategic opportunities, potentially impacting our operating and financial flexibility. These may limit the our ability to obtain additional financing on favorable terms, which could adversely affect our operating and financial flexibility.

The Convertible Notes are secured by a significant portion of our assets.

The Convertible Notes are secured by $44.5 million of ETH and approximately $156.25 million in cash. As a result of the above, the holders of the Convertible Notes, in the event of the occurrence of a default under the Convertible Notes, may enforce their security interests over our assets which secure such obligations, may take control of our assets and operations, and/or force us to curtail or abandon certain of our current business plans and operations. If that were to happen, any investment in the Company (including, but not limited to any investment in our common stock) could lose value or become worthless.

Cautionary Note Regarding Forward-Looking Information

This prospectus and the documents or information incorporated by reference herein contain, and any prospectus supplement and the documents incorporated therein may contain, forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are subject to risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. You should not unduly rely on these statements. Factors, risks, and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, among others:

●	our need for additional funding, dilution caused by future offerings, the availability of such offerings and the terms thereof;

●	our ability to create or purchase a front end for our back end blockchain casino intellectual property assets, commercialize our planned iGaming casino, obtain required licenses and customers, and come to mutually agreeable contractual terms with third parties and suppliers, and ultimately generate revenues through such operations;

●	expectations for the clinical and preclinical development, manufacturing, regulatory approval, and commercialization of our biotechnology focused product candidates;

●	the uncertainties associated with the clinical development and regulatory approval of the Company’s drug candidates, including potential delays in the enrollment and completion of clinical trials, issues raised by the U.S. Food and Drug Administration (FDA), the European Medicines Agency (EMA) and the U.K. Medicines and Healthcare products Regulatory Agency (MHRA);

●	regulatory developments in the United States and foreign countries;

●	the success of our ETH treasury strategy;

●	fluctuations in the market price of ETH;

●	changes in the accounting treatment relating to the Company’s ETH holdings;

●	a decrease in liquidity in the markets in which ETH is traded;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors;

●	current negative operating cash flows and our potential ability to obtain additional financing to advance our business and the terms of any further financing, which may be highly dilutive and may include onerous terms;

●	the accuracy of our estimates regarding expenses, future revenues and capital requirements;

●	the Company’s reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies, the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements;

●	the terms of the Company’s current licensing agreements, and the termination rights associated therewith;

●	estimates of patient populations for the Company’s planned products;

●	unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could limit approval and/or commercialization, or that could result in recalls or product liability claims;

●	the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to its product development activities;

●	challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; and uncertainty of commercial success;

●	the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs;

●	changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict, and Israel/Hamas conflict), the effects of tariffs and trade wars, and other large-scale crises;

●	estimates of the sufficiency of our existing capital resources combined with future anticipated cash flows to finance our operating requirements;

●	the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof;

●	our ability to maintain our listing of our common stock and public warrants on the Nasdaq Capital Market;

●	the reliance on suppliers of third-party gaming content and the cost of such content, and reliance on third-party service providers for our planned iGaming platform, including but not limited to marketing, customer service and data management services;

●	the ability of the Company to obtain gaming licenses and ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to the Company’s planned iGaming activities;

●	the ability of the Company to build or acquire a suitable “front-end” iGaming platform to match the Company’s Gaming Technology Platform;

●	the Company’s reliance on its management;

●	the potential effect of economic downturns, recessions, tariffs, changes in interest rates and inflation, and market conditions, including recessions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects as a result of increased inflation, tariffs, increasing interest rates, global conflicts and other events;

●	the Company’s ability to protect its proprietary information and intellectual property (IP);

●	the ability of the Company to compete in the iGaming market;

●	the effect of current and future regulation, the Company’s ability to comply with regulations (both current and future) and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business;

●	the ability to compete against existing and new competitors;

●	the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments;

●	general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns;

●	the anticipated use of proceeds from this offering, if any; and

●	other risk factors included under “Risk Factors” in our latest Annual Report on Form 10-K, as amended and Form 10-Q and set forth below, and/or incorporated by reference under “Risk Factors”, above.

We identify forward-looking statements by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate,” “hope,” “plan,” “believe,” “predict,” “envision,” “intend,” “will,” “continue,” “potential,” “should,” “confident,” “could” and similar words and expressions, although some forward-looking statements may be expressed differently. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. You should consider carefully the statements included in and incorporated by reference in this prospectus supplement which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements.

The above statements are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements contained or incorporated by reference in this prospectus supplement reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

Forward-looking statements speak only as of the date of this prospectus supplement or the date of any document incorporated by reference in this prospectus supplement, the accompanying prospectus, and any prospectus supplement and the documents incorporated therein, as applicable. Except to the extent required by applicable law or regulation, we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date of this prospectus supplement, the accompanying prospectus, or any prospectus supplement, or to reflect the occurrence of unanticipated events.

You should also consider carefully the statements under, and incorporated by reference into, “Risk Factors” and other sections of this prospectus supplement, and the documents we incorporate by reference, and any prospectus supplement, accompanying prospectus, and the documents incorporated therein, which address additional facts that could cause our actual results to differ from those set forth in the forward-looking statements. We caution investors not to place significant reliance on the forward-looking statements contained in this prospectus supplement, the accompanying prospectus, and the documents we incorporate by reference, or any prospectus supplement and the documents incorporated therein. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

You should read this prospectus supplement and the documents that we reference in this prospectus supplement, the accompanying prospectus, and any prospectus supplement and the documents incorporated therein, and those documents we have filed as exhibits to the registration statement, of which this prospectus supplement is a part, completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Use of Proceeds

We may issue and sell shares of our common stock having aggregate gross sales proceeds of up to $10.0 billion from time to time. Because there is no minimum offering price for the shares that we may offer from time to time, the actual total public offering amount, commissions and proceeds to us, if any, are not determinable at this time. There can be no assurance that we will sell any shares under or fully utilize the Sales Agreement with Clear Street as a source of financing.

We intend to use the net proceeds from this offering primarily to acquire ETH. We also intend to use the proceeds from this offering for working capital needs, repurchases of shares of our common stock general corporate purposes and operating expenses, which may include funding acquisitions or investments in businesses, products or technologies that are complementary to our own.

Our expected use of the net proceeds from this offering represents our current intentions based upon our present plans and business conditions. As of the date of this prospectus supplement, we cannot specify with certainty all of the particular uses for the net proceeds from this offering. The amounts and timing of our actual expenditures will depend on numerous factors, including factors described under “Risk Factors” in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein. As a result, our management will have broad discretion in the application of the net proceeds, and investors will be relying on our judgment regarding the application of the net proceeds of this offering.

DIVIDEND POLICY

We have never paid or declared any cash dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future. We anticipate that we will retain all of our future earnings for use in the operation of our business and for general corporate purposes. Any determination to pay dividends in the future will be at the discretion of our board of directors. Accordingly, investors must rely on sales of their common stock after price appreciation, which may never occur, as the only way to realize any future gains on their investments.

Plan of Distribution

We have entered into a Sales Agreement with Clear Street under which we may offer and sell up to $10.0 billion of our shares of our common stock from time to time through Clear Street acting as our sales agent. As of the date of this prospectus, we have issued and sold 5,001,310 shares of our common stock for aggregate gross proceeds of approximately $34.4 million pursuant to the prospectus supplement dated August 13, 2025 and accompanying prospectus dated June 26, 2025. This prospectus only relates to $10.0 billion of additional shares of our common stock that we may issue and sell from time to time under the initial Sales Agreement. From and after the date of this prospectus supplement, we will not sell any shares of our common stock under our at-the-market offering prospectus initially filed on August 13, 2025. Sales of our common stock, if any, made through Clear Street, acting as our sales agent, or directly to Clear Street, as principal, as contemplated by this prospectus supplement and the accompanying prospectus, may be made in negotiated transactions, block trades or any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on the principal market on which our common stock is listed or any other existing trading market for our common stock.

Each time we wish to issue and sell our shares of common stock under the Sales Agreement, we will notify Clear Street of the number of shares to be issued, the dates on which such sales are anticipated to be made, any limitation on the number of shares to be sold in any one day and any minimum price below which sales may not be made. Once we have so instructed Clear Street, unless Clear Street declines to accept the terms of such notice, Clear Street has agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such shares up to the amount specified on such terms. The obligations of Clear Street under the Sales Agreement to sell our shares of common stock are subject to a number of conditions that we must meet.

The settlement of sales of shares between us and Clear Street is generally anticipated to occur on the first trading day following the date on which the sale was made. Sales of our shares of common stock as contemplated in this prospectus supplement will be settled through the facilities of The Depository Trust Company or by such other means as we and Clear Street may agree upon. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will pay Clear Street a commission of up to 3.0% of the aggregate gross proceeds we receive from each sale of our shares of common stock. Because there is no minimum offering amount required as a condition to close this offering, the actual total public offering amount, commissions and proceeds to us, if any, are not determinable at this time. In addition, we have agreed to reimburse Clear Street for the fees and disbursements of its counsel, payable upon execution of the Sales Agreement, in an amount not to exceed $75,000, in addition to certain ongoing disbursements of its legal counsel, unless we and Clear Street otherwise agree. We estimate that the total expenses for the offering, excluding any commissions or expense reimbursement payable to Clear Street under the terms of the Sales Agreement, will be approximately $400,000. The remaining sale proceeds, after deducting any other transaction fees, will equal our net proceeds from the sale of such shares.

Clear Street will provide written confirmation to us before the open on Nasdaq on the day following each day on which shares of common stock are sold under the Sales Agreement. Each confirmation will include the number of shares sold on that day, the aggregate gross proceeds of such sales and the proceeds to us.

Under the terms of the sales agreement, we also may sell our common stock to Clear Street as principal for its own account at a price agreed upon at the time of sale. Clear Street may offer our common stock sold to it as principal from time to time through public or private transactions at a price agreed upon at the time of sale. If we sell our common stock to Clear Street as principal, we will enter into a separate agreement setting forth the terms of such transaction, and, to the extent required by applicable law, we will describe that separate agreement in a separate prospectus supplement or pricing supplement.

In connection with the sale of our common stock on our behalf, Clear Street may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of Clear Street may be deemed to be underwriting commissions or discounts. We have agreed to indemnify Clear Street against certain liabilities, including liabilities under the Securities Act. We have also agreed to contribute to payments Clear Street may be required to make in respect of such liabilities.

The offering of shares of common stock pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all shares of common stock subject to the Sales Agreement and this prospectus supplement and (ii) the termination of the Sales Agreement according to its terms by either Clear Street or us.

This summary of the material provisions of the Sales Agreement does not purport to be a complete statement of its terms and conditions. A copy of the Sales Agreement is filed with the SEC as an exhibit to a Current Report on Form 8-K filed under the Exchange Act and incorporated by reference in this prospectus supplement.

Clear Street and its affiliates have provided and may in the future provide various investment banking, commercial banking, financial advisory and other financial services for us and our affiliates, for which services they have received and, may in the future receive, customary fees. In the course of its business, Clear Street may actively trade our securities for its own account or for the accounts of customers, and, accordingly, Clear Street may at any time hold long or short positions in such securities. Clear Street acted as our placement agent in connection with our private placement of approximately $425 million of common stock and pre-funded warrants and recent $156.25 million convertible note offering.

Other than in the United States, no action has been taken by us or Clear Street that would permit a public offering of the securities offered by this prospectus supplement and the accompanying prospectus in any jurisdiction where action for that purpose is required. The securities offered by this prospectus supplement and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and the accompanying prospectus come are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Legal Matters

The validity of the securities offered by this prospectus supplement have been passed upon for us by The Loev Law Firm, PC. David M. Loev, the President and sole owner of The Loev Law Firm, PC, beneficially owns less than 1% of the outstanding shares of our common stock. Clear Street LLC is being represented in connection with this offering by Paul Hastings LLP, Los Angeles, California.

Experts

The consolidated financial statements of ETHZilla Corporation and subsidiaries as of December 31, 2024, and the year ended December 31, 2024 and the related notes, are incorporated into this prospectus supplement by reference from ETHZilla Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, have been audited by M&K CPA’s, PLLC, an independent registered public accounting firm, as set forth in their report thereon, and have been incorporated in this prospectus supplement and Registration Statement in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing.

The consolidated financial statements of ETHZilla Corporation and subsidiaries as of December 31, 2023, and the year ended December 31, 2023 and the related notes, are incorporated into this prospectus supplement by reference from ETHZilla Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, have been audited by Marcum LLP, an independent registered public accounting firm, as set forth in their report thereon, and have been incorporated in this prospectus supplement and Registration Statement in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing.

Except as set forth under “Legal Matters”, no expert or counsel named in this prospectus supplement as having prepared or certified any part of this prospectus supplement or having given an opinion upon the validity of the securities being registered or upon other legal matters in connection with the registration or offering of the securities was employed on a contingency basis, or had, or is to receive, any interest, directly or indirectly, in our Company or any of our parents or subsidiaries, nor was any such person connected with us or any of our parents or subsidiaries, if any, as a promoter, managing or principal underwriter, voting trustee, director, officer, or employee.

Where You Can Find More Information

We are subject to the reporting requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Copies of certain information filed by us with the SEC are also available, free of charge, on the “Investors”—“SEC Filings” page of our website at www.ethzilla.com. Our website is not a part of this prospectus supplement and is not incorporated by reference in this prospectus.

This prospectus supplement is part of a registration statement that we filed with the SEC. This prospectus supplement omits some information contained in the registration statement in accordance with SEC rules and regulations. You should review the information and exhibits in the registration statement for further information about us and our subsidiaries and the securities we are offering. Statements in this prospectus supplement concerning any document we filed as an exhibit to the registration statement or that we otherwise filed with the SEC are not intended to be comprehensive and are qualified by reference to these filings. You should review the complete document to evaluate these statements.

Incorporation of Certain Documents by Reference

The SEC allows us to “incorporate by reference” into this prospectus supplement the information in other documents that we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus supplement, and information in documents that we file later with the SEC will automatically update and supersede information contained in documents filed earlier with the SEC or contained in this prospectus supplement.

We incorporate by reference in this prospectus supplement (i) the documents listed below, and (ii) all documents that we file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus supplement and prior to the termination of the offering under this prospectus supplement; provided, however, that we are not incorporating, in each case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules (including Items 2.02 and 7.01 of Form 8-K):

●	Our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025, as amended by Amendment No. 1 thereto filed with the SEC on April 25, 2025, and Amendment No. 2 thereto filed with the SEC on May 8, 2025 (File No. 001-38105);

●	Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, filed with the SEC on May 15, 2025 and July 23, 2025, respectively;

●	Our Definitive Schedule 14A Proxy Statement filed with the SEC on July 7, 2025 (subject to the provisions thereof which provide that they are not incorporated by reference into Securities Act filings);

●	Our Current Reports on Form 8-K and 8-K/A (other than information furnished rather than filed) filed with the SEC on January 2, 2025, February 7, 2025, February 21, 2025, February 25, 2025, April 1, 2025, April 9, 2025, April 30, 2025, May 1, 2025, June 18, 2025, June 20, 2025, June 25, 2025, June 30, 2025, July 1, 2025, July 14, 2025, July 24, 2025, July 30, 2025, August 5, 2025, August 11, 2025, August 12, 2025, August 13, 2025, August 14, 2025, August 18, 2025, August 18, 2025, August 21, 2025 and August 21, 2025 (File No. 001-38105); and

●	the description of our common stock contained in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, as Exhibit 4.6 (File No. 001-38105), including any amendment or report filed for the purpose of updating such description.

Upon request, we will provide, without charge, to each person, including any beneficial owner, to whom a copy of this prospectus supplement is delivered, a copy of the documents incorporated by reference into this prospectus supplement but not delivered with the prospectus supplement. You may make a request for copies of these filings, and any exhibits we have specifically incorporated by reference as an exhibit in this prospectus supplement, at no cost by writing or by telephone. Requests should be directed to: Attention: Corporate Secretary, 2875 South Ocean, Suite 200 Palm Beach, FL 33480, telephone (650) 285-2387. The documents incorporated by reference may also be accessed on the “Investors”—“SEC Filings”—“All SEC Filings” page of our website at www.ethzilla.com. We do not incorporate the information on our website into this prospectus supplement, the accompanying prospectus, or any supplement to this prospectus supplement and you should not consider any information on, or that can be accessed through, our website as part of this prospectus supplement or any supplement to this prospectus supplement (other than those filings with the SEC that we specifically incorporate by reference into this prospectus supplement or any supplement to this prospectus). We have included our website address in this prospectus supplement solely as an inactive textual reference.

You should rely only on the information contained in, or incorporated by reference into, this prospectus supplement, the accompanying prospectus, in any accompanying prospectus supplement, or in any free writing prospectus filed by us with the SEC. We have not authorized anyone to provide you with different or additional information. We are not offering to sell or soliciting any offer to buy any securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus supplement, the accompanying prospectus, or in any document incorporated by reference is accurate as of any date other than the date on the front cover of the applicable document.

PROSPECTUS

ETHZILLA CORPORATION

(f/k/a 180 LIFE SCIENCES CORP.)

Common Stock

Preferred Stock

Warrants

Debt Securities

Rights

Units

From time to time, we may offer and sell any combination of the securities described in this prospectus, either individually or in combination with other securities. We may also offer common stock, par value $0.0001 per share (the “Common Stock”), or preferred stock, par value $0.0001 per share (the “Preferred Stock”), upon conversion of or exchange for the debt securities; shares of Common Stock upon conversion of or exchange for the Preferred Stock; Common Stock, Preferred Stock or debt securities upon the exercise of warrants or rights; or any combination of these securities as part of units.

This prospectus describes the general terms of these securities and the general manner in which these securities will be offered. We will provide you with the specific terms of any offering in one or more supplements to this prospectus. The prospectus supplements will also describe the specific manner in which these securities will be offered and may also supplement, update or amend information contained in this document. You should read this prospectus and any prospectus supplement, as well as any documents incorporated by reference into this prospectus or any prospectus supplement, carefully before you invest. This prospectus may not be used to consummate a sale of any securities unless accompanied by a prospectus supplement.

Our securities may be sold directly by us to you, through agents designated from time to time or to or through underwriters or dealers. For additional information on the methods of sale, you should refer to the section entitled “Plan of Distribution” in this prospectus and in the applicable prospectus supplement. If any underwriters or agents are involved in the sale of our securities with respect to which this prospectus is being delivered, the names of such underwriters or agents and any applicable fees, commissions or discounts and over-allotment options will be set forth in a prospectus supplement. The price to the public of such securities and the net proceeds that we expect to receive from such sale will also be set forth in a prospectus supplement.

Our Common Stock is listed on The Nasdaq Capital Market, or Nasdaq, under the symbol “ETHZ.” The applicable prospectus supplement will contain information, where applicable, as to any other listing, if any, on The Nasdaq Capital Market or any securities market or other securities exchange of the securities covered by the prospectus supplement. Prospective purchasers of our securities are urged to obtain current information as to the market prices of our securities, where applicable.

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should consider carefully the risks that we have described on page 2 of this prospectus under the caption “Risk Factors,” as well as those contained in the applicable prospectus supplement and the risk factors in our most recent Annual Report on Form 10-K, which is incorporated by reference herein, as well as in any other recently filed quarterly or current reports. We may include specific risk factors in supplements to this prospectus under the caption “Risk Factors.” This prospectus may not be used to sell our securities unless accompanied by a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 22, 2025

i

ABOUT THIS PROSPECTUS

This prospectus is part of an automatic registration statement on Form S-3 that we filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under the shelf process, we may, from time to time, sell any of the securities described in this prospectus in one or more offerings and selling security holders may offer such securities owned by them from time to time. There is no limit on the aggregate amount of the securities that we may offer pursuant to the registration statement of which this prospectus is a part.

This prospectus provides you with a general description of the securities we may offer. Each time we or selling security holders sell securities, we will provide one or more prospectus supplements that will contain specific information about the terms of the offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus or in the documents that we have incorporated by reference into this prospectus. You should read both this prospectus and the accompanying prospectus supplement together with the additional information described under the heading “Where You Can Find More Information.” This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

You should rely only on the information contained in, or incorporated by reference into, this prospectus and any applicable prospectus supplement, along with the information contained in any free writing prospectuses we have authorized for use in connection with a specific offering. We have not authorized anyone to provide you with any additional information. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the securities described in the accompanying prospectus supplement or an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful. You should assume that the information appearing in this prospectus, any prospectus supplement, the documents incorporated by reference, and any related free writing prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations, and prospects may have changed materially since those dates.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the sections entitled “Incorporation of Certain Documents By Reference” and “Where You Can Find More Information.”

In this prospectus, unless the context indicates otherwise, references to “ETHZ,” “ETHZilla,” “our Company,” “the Company,” “we,” “our,” “ours” and “us” refer to ETHZilla Corporation, a Delaware corporation, and any references to “180 Life,” “180 Life Sciences Corp.,” mean ETHZilla prior to our name change effected on August 18, 2025.

ii

Cautionary Note Regarding Forward-Looking Information

This prospectus and the documents or information incorporated by reference herein contain, and any prospectus supplement and the documents incorporated therein may contain, forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are subject to risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. You should not unduly rely on these statements. Factors, risks, and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, among others:

●	our need for additional funding, dilution caused by future offerings, the availability of such offerings and the terms thereof;

●	our ability to create or purchase a front end for our back end blockchain casino intellectual property assets, commercialize our planned iGaming casino, obtain required licenses and customers, and come to mutually agreeable contractual terms with third parties and suppliers, and ultimately generate revenues through such operations;

●	expectations for the clinical and preclinical development, manufacturing, regulatory approval, and commercialization of our biotechnology focused product candidates;

●	the uncertainties associated with the clinical development and regulatory approval of the Company’s drug candidates, including potential delays in the enrollment and completion of clinical trials, issues raised by the U.S. Food and Drug Administration (FDA), the European Medicines Agency (EMA) and the U.K. Medicines and Healthcare products Regulatory Agency (MHRA);

●	regulatory developments in the United States and foreign countries;

●	the success of our ETH treasury strategy;

●	fluctuations in the market price of ETH;

●	changes in the accounting treatment relating to the Company’s ETH holdings;

●	a decrease in liquidity in the markets in which ETH is traded;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors;

●	current negative operating cash flows and our potential ability to obtain additional financing to advance our business and the terms of any further financing, which may be highly dilutive and may include onerous terms;

●	the accuracy of our estimates regarding expenses, future revenues and capital requirements;

●	the Company’s reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies, the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements;

●	the terms of the Company’s current licensing agreements, and the termination rights associated therewith;

●	estimates of patient populations for the Company’s planned products;

●	unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could limit approval and/or commercialization, or that could result in recalls or product liability claims;

iii

●	the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to its product development activities;

●	challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; and uncertainty of commercial success;

●	the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs;

●	changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict, and Israel/Hamas conflict), the effects of tariffs and trade wars, and other large-scale crises;

●	estimates of the sufficiency of our existing capital resources combined with future anticipated cash flows to finance our operating requirements;

●	the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof;

●	our ability to maintain our listing of our common stock and public warrants on the Nasdaq Capital Market;

●	the reliance on suppliers of third-party gaming content and the cost of such content, and reliance on third-party service providers for our planned iGaming platform, including but not limited to marketing, customer service and data management services;

●	the ability of the Company to obtain gaming licenses and ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to the Company’s planned iGaming activities;

●	the ability of the Company to build or acquire a suitable “front-end” iGaming platform to match the Company’s Gaming Technology Platform;

●	the Company’s reliance on its management;

●	the potential effect of economic downturns, recessions, tariffs, changes in interest rates and inflation, and market conditions, including recessions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects as a result of increased inflation, tariffs, increasing interest rates, global conflicts and other events;

●	the Company’s ability to protect its proprietary information and intellectual property (IP);

●	the ability of the Company to compete in the iGaming market;

●	the effect of current and future regulation, the Company’s ability to comply with regulations (both current and future) and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business;

●	the ability to compete against existing and new competitors;

●	the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments;

●	general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns; and

●	other risk factors included under “Risk Factors” in our latest Annual Report on Form 10-K, as amended and Form 10-Q and set forth below, and/or incorporated by reference under “Risk Factors”, above.

iv

We identify forward-looking statements by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate,” “hope,” “plan,” “believe,” “predict,” “envision,” “intend,” “will,” “continue,” “potential,” “should,” “confident,” “could” and similar words and expressions, although some forward-looking statements may be expressed differently. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. You should consider carefully the statements included in and incorporated by reference in this prospectus which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements.

The above statements are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements contained or incorporated by reference in this prospectus reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

Forward-looking statements speak only as of the date of this prospectus or the date of any document incorporated by reference in this prospectus and any prospectus supplement and the documents incorporated therein, as applicable. Except to the extent required by applicable law or regulation, we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date of this prospectus, or any prospectus supplement, or to reflect the occurrence of unanticipated events.

You should also consider carefully the statements under, and incorporated by reference into, “Risk Factors” and other sections of this prospectus, and the documents we incorporate by reference, and any prospectus supplement, accompanying prospectus, and the documents incorporated therein, which address additional facts that could cause our actual results to differ from those set forth in the forward-looking statements. We caution investors not to place significant reliance on the forward-looking statements contained in this prospectus, and the documents we incorporate by reference, or any prospectus supplement and the documents incorporated therein. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

You should read this prospectus and the documents that we reference in this prospectus, and any prospectus supplement and the documents incorporated therein, and those documents we have filed as exhibits to the registration statement, of which this prospectus is a part, completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

v

BUSINESS SUMMARY

Our Company

We were formed as a clinical stage biotechnology company, focused on the development of therapeutics for unmet medical needs in chronic pain, inflammation and fibrosis by employing innovative research, and, where appropriate, combination therapy. In September 2024, we completed the acquisition of certain source code and intellectual property relating to the back-end technology platform to be used in the operation of an online blockchain casino, and moving forward, we plan to focus the majority of our operations on the creation of one or more online casinos, utilizing both blockchain and traditional technologies, while looking to monetize certain prior development stage therapeutic product candidates for unmet medical needs.

Planned iGaming Casino Operations

We are planning to strategically enter into the online gaming industry, utilizing certain source code and intellectual property relating to an online blockchain casino we acquired in September 2024, i.e., our “back-end” gaming platform, which incorporates blockchain technology and cryptocurrency operability, or the Gaming Technology Platform. The Company plans to use the Gaming Technology Platform to establish a blockchain-based business aimed at the global iGaming market, potentially with both fiat money and cryptocurrency capabilities. Initially focusing on B2C (business-to-consumer) online casinos, the Company also plans to explore the potential to expand into a B2B (business-to-business) model, offering a seamless blockchain-enabled technology platform for gaming operators worldwide. In addition, management has identified certain global iGaming industry characteristics and trends that they believe make potential acquisition opportunities attractive. Management believes that the combination of the Gaming Technology Platform and the strength of a Nasdaq listing make the Company an attractive consolidation vehicle for the iGaming industry, and is actively evaluating potential transactions with suitable counterparties (although no definitive acquisition agreements have been entered into to date). Such growth may take the form of acquisitions, technology licensing agreements or other corporate transactions that are beneficial to the Company and its shareholders.

Legacy Biotechnology Programs

We currently have two legacy biotechnology programs that are focused on different diseases or medical conditions, and that target different factors, molecules or proteins. Due to restrictions in the Company’s resources, the Company has slowed down research and development activities significantly in the SCA platform and the anti-TNF platform.

The Company is currently evaluating all options to monetize its existing life science assets, in addition to exploring other strategic alternatives to maximize value for its stockholders. Our legacy biotechnology programs include:

●	fibrosis and anti-tumor necrosis factor, or TNF; and

●	drugs which are derivatives of cannabidiol or cannabigerol analogues, or SCAs.

Ether Treasury Strategy

The Company used substantially all of the gross proceeds from the PIPE Offering and Debt Financing to purchase or otherwise acquire ETH, the native cryptocurrency of the Ethereum blockchain, for the Company’s cryptocurrency treasury operations. We are designing our treasury strategy with the goal of helping investors access exposure to the Ethereum blockchain ecosystem. To facilitate this, the Company is in the process of adopting a treasury policy focused on Ether, the native digital asset of Ethereum. The Company also plans to pursue a differentiated approach through its partnership with Electric Capital, the external asset manager for the Company. The Company is supported by an executive team and expects to be supported by a DeFi Council that unites capital markets experts, prominent Ethereum engineers, top-tier DeFi founders, infrastructure pioneers and other ecosystem participants.

You can find more information about us in our filings with the SEC referenced in the sections in this document titled “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference” beginning on pages 25 and 26, respectively.

Corporate Information

Our principal executive offices are located at 2875 South Ocean, Suite 200, Palm Beach, FL 33480. Our telephone number is (650) 285-2387. Effective August 18, 2025, we changed our name from “180 Life Sciences Corp.” to “ETHZilla Corporation” and the ticker symbol for our Common Stock changed to “ETHZ” on the Nasdaq Capital Market. Our corporate website address is www.ethzilla.com. The information included on our website or in any social media associated with the Company is not part of this prospectus and should not be relied upon in determining whether to make an investment decision.

1

RISK FACTORS

An investment in our securities involves a high degree of risk. The prospectus supplement applicable to each offering of our securities will, and any free writing prospectus may, contain a discussion of the risks applicable to an investment in our securities. Prior to making a decision about investing in our securities, you should carefully consider the specific factors discussed under the heading “Risk Factors” in the applicable prospectus supplement and any information contained in any free writing prospectus, together with all of the other information contained or incorporated by reference in the prospectus supplement or appearing or incorporated by reference in this prospectus. You should also consider the risks, uncertainties and assumptions discussed under Item 1A, “Risk Factors,” in our most recent Annual Report on Form 10-K, and Item 1A, “Risk Factors” in our most recent Quarterly Report on Form 10-Q, all of which are incorporated herein by reference, as such may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission in the future. For more information, see “Incorporation of Certain Documents by Reference.” The risks and uncertainties we have described are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business and operations. If one or more of the possibilities described as risks actually occurs, our operating results and financial condition would likely suffer and the trading price of our securities could fall, causing you to lose some or all of your investment in the securities we are offering. In addition, please read “Forward-Looking Statements” in this prospectus, below, where we describe additional uncertainties associated with our business and the forward-looking statements included or incorporated by reference in this prospectus.

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USE OF PROCEEDS

As of the date of this prospectus, we cannot specify with certainty all of the particular uses for the net proceeds to us from this offering. However, we currently intend to use the net proceeds from the sale of the securities from offerings under this prospectus for capital expenditures, acquisitions, investments, repurchases of shares of our common stock and general corporate purposes, including working capital unless the applicable prospectus supplement states otherwise. General corporate purposes may include working capital.

As a result, we will retain broad discretion in the allocation of the net proceeds from this offering and could utilize the proceeds in ways that may not necessarily improve our results of operations or enhance the value of our Common Stock. We would not receive proceeds from sales by our security holders.

DESCRIPTION OF SECURITIES

The descriptions of the securities contained in this prospectus, together with the applicable prospectus supplements, summarize the material terms and provisions of the various types of securities that we may offer. We will describe in the applicable prospectus supplement relating to any securities the particular terms of the securities offered by that prospectus supplement. If we so indicate in the applicable prospectus supplement, the terms of the securities may differ from the terms we have summarized below. We will also include in the prospectus supplement information, where applicable, about material U.S. federal income tax considerations relating to the securities, and the securities exchange, if any, on which the securities will be listed. We may sell from time to time Common Stock, Preferred Stock, debt securities, warrants to purchase any such securities or any combination of the foregoing. In this prospectus, we refer to the Common Stock, Preferred Stock, debt securities and warrants to be sold by us collectively as “securities.”

If we issue debt securities at a discount from their original stated principal amount, then we will use the issue price, and not the principal amount, of such debt securities for purposes of calculating the total dollar amount of all securities issued under this prospectus.

This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

Capital Stock Summary

The following description of ETHZilla’s capital stock is a summary. This summary is subject to the DGCL and the complete text of ETHZilla’s Second Amended and Restated Certificate of Incorporation and Bylaws.

ETHZilla’s authorized capital stock consists of shares made up of:

●	1,000,000,000 shares of Common Stock, par value $0.0001 per share; and

●	5,000,000 shares of Preferred Stock, par value $0.0001 per share of which 1,000,000 shares have been designated as Series A Convertible Preferred Stock of which none are outstanding, of which one share of preferred stock has been designated as a Class C Special Voting Share, of which none are outstanding, one share of preferred stock has been designated as a Class K Special Voting Share, of which none are outstanding, and of which 1,000,000 shares have been designated as Series B Convertible Preferred Stock, of which none are outstanding.

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DESCRIPTION OF COMMON STOCK

General

We are authorized to issue up to 1,000,000,000 shares of Common Stock, par value $0.0001 per share. As of August 21, 2025, we had 164,447,345 shares of Common Stock issued and outstanding.

The holders of our Common Stock are entitled to the following rights:

Voting Rights. Each share of our common stock is entitled to one vote on all stockholder matters. Shares of our common stock do not possess any cumulative voting rights.

Except for the election of directors, if a quorum is present, an action on a matter is approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the matter, unless otherwise required by applicable law, Delaware law, our Certificate of Incorporation, as amended or Third Amended and Restated Bylaws. The election of directors will be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote, meaning that the nominees with the greatest number of votes cast, even if less than a majority, will be elected. The rights, preferences and privileges of holders of common stock are subject to, and may be impacted by, the rights of the holders of shares of any series of preferred stock that we have designated, or may designate and issue in the future.

Our board of directors is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Dividend Rights. Each share of our common stock is entitled to equal dividends and distributions per share with respect to the common stock when, as and if declared by our Board of Directors, subject to any preferential or other rights of any outstanding preferred stock.

Liquidation and Dissolution Rights. Upon liquidation, dissolution or winding up, our common stock will be entitled to receive pro rata on a share-for-share basis, the assets available for distribution to the stockholders after payment of liabilities and payment of preferential and other amounts, if any, payable on any outstanding preferred stock.

Fully Paid Status. All outstanding shares of the Company’s common stock are validly issued, fully paid and non-assessable.

Other Matters. No holder of any shares of our common stock has a preemptive right to subscribe for any of our securities, nor are any shares of our common stock subject to redemption or convertible into other securities.

Certain Anti-Takeover Provisions of Delaware Law and our Certificate of Incorporation and Bylaws

We are subject to the provisions of Section 203 of the Delaware General Corporation Law (“DGCL”) regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

●	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

●	an affiliate of an interested stockholder; or

●	an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

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A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

●	our Board of Directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

●	after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

●	on or subsequent to the date of the transaction, the business combination is approved by our Board of Directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Our Second Amended and Restated Certificate of Incorporation provides that our Board of Directors be classified into two classes of directors. As a result, in most circumstances, a person can gain control of our Board of Directors only by successfully engaging in a proxy contest at two or more annual meetings.

Our authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Anti-Takeover Effects Under our Certificate of Incorporation and Bylaws

Exclusive forum for certain lawsuits

Our Second Amended and Restated Certificate of Incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing such suit will be deemed to have consented to service of process on such stockholder’s counsel. Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, which may have the effect of discouraging lawsuits against our directors and officers.

Notwithstanding the foregoing, in the event the Court of Chancery in the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding will be another court in the State of Delaware, or if no court in the State of Delaware has jurisdiction, the federal district court for the District of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. To the fullest extent permitted by law, the forum selection provision discussed above will apply to derivative actions or proceedings brought on our behalf and arising under the Securities Act or the Exchange Act, although our stockholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. There is uncertainty as to whether a court would enforce such provision in connection with any such derivative action or proceeding arising under the Securities Act or the Exchange Act, and it is possible that a court could find the forum selection provision to be inapplicable or unenforceable in such a case.

Special meeting of stockholders

Our Third Amended and Restated Bylaws (“Bylaws”) provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, by our Chief Executive Officer or by our Chairman.

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Advance notice requirements for stockholder proposals and director nominations

Our Bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. Separately, pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. Our Bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders and may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of our company.

Director terms and removal of directors

Pursuant to our amended and restated Certificate of Incorporation, our Board of Directors is a classified Board of Directors, as a result of which our Board of Directors is divided into two classes, with each class serving for staggered two-year terms and directors can only be removed for ‘cause’.

Action by written consent

Our Second Amended and Restated Certificate of Incorporation prohibits stockholder action via any written consent to action without meeting, unless otherwise set forth in any designation of preferred stock.

Vacancies on the Board of Directors

Our Second Amended and Restated Certificate of Incorporation and Bylaws provide that, subject to the rights of the holders of any outstanding series of preferred stock and unless otherwise required by law or resolution of our board of directors, vacancies on the board of directors arising through death, resignation, retirement, disqualification or removal, an increase in the number of directors or otherwise may be filled by a majority of the directors then in office, though less than a quorum.

No cumulative voting

Our Second Amended and Restated Certificate of Incorporation and Bylaws do not permit cumulative voting in the election of directors. Cumulative voting allows a stockholder to vote a portion or all of its shares for one or more candidates for seats on the board of directors. Without cumulative voting, a minority stockholder may not be able to gain as many seats on our board of directors as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on our board of directors to influence our board’s decision regarding a takeover.

Transfer Agent

The transfer agent for our common stock is Continental Stock Transfer & Trust, located at 1 State Street, 30th Floor, New York, NY 10004-1561.

Quotation on the Nasdaq Capital Market

Our common stock is listed on the Nasdaq Capital Market under the symbol “ETHZ” our warrants are listed on Nasdaq Capital Market under the symbol “ETHZW”.

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DESCRIPTION OF PREFERRED STOCK

This section describes the general terms and provisions of the Preferred Stock that we may offer by this prospectus. The prospectus supplement will describe the specific terms of the series of the Preferred Stock offered through that prospectus supplement. Those terms may differ from the terms discussed below. Any series of Preferred Stock that we issue will be governed by our Amended and Restated Certificate of Incorporation, including the certificate of designations relating to such series of Preferred Stock, and our by-laws.

As of August 15, 2025, we had 5,000,000 authorized shares of Preferred Stock of which 1,000,000 shares have been designated as Series A Convertible Preferred Stock of which none are outstanding, of which one share of preferred stock has been designated as a Class C Special Voting Share, of which none are outstanding, one share of preferred stock has been designated as a Class K Special Voting Share, of which none are outstanding, and of which 1,000,000 shares have been designated as Series B Convertible Preferred Stock, of which no shares are outstanding.

General

Our Second Amended and Restated Certificate of Incorporation provides that shares of preferred stock may be issued from time to time in one or more series. Our Board of Directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board of Directors will be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our Board of Directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the Company or the removal of existing management.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. A prospectus supplement relating to any series of preferred stock being offered will include specific terms relating to the offering. Such prospectus supplement will include:

●	the title and stated or par value of the preferred stock;

●	the number of shares of the preferred stock offered, the liquidation preference per share and the offering price of the preferred stock;

●	the dividend rate(s), period(s) and/or payment date(s) or method(s) of calculation thereof applicable to the preferred stock;

●	whether dividends shall be cumulative or non-cumulative and, if cumulative, the date from which dividends on the preferred stock shall accumulate;

●	the provisions for a sinking fund, if any, for the preferred stock;

●	any voting rights of the preferred stock;

●	the provisions for redemption, if applicable, of the preferred stock and any restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends or sinking fund installments;

●	any listing of the preferred stock on any securities exchange;

●	the terms and conditions, if applicable, upon which the preferred stock will be convertible into our common stock or preferred stock, including the conversion price or the manner of calculating the conversion price and conversion period;

●	if appropriate, a discussion of Federal income tax consequences applicable to the preferred stock; and

●	any other specific terms, preferences, rights, limitations or restrictions of the preferred stock.

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The terms, if any, on which the preferred stock may be convertible into or exchangeable for our common stock or preferred stock will also be stated in the prospectus supplement. The terms will include provisions as to whether conversion or exchange is mandatory, at the option of the holder and/or at our option, and may include provisions pursuant to which the number of shares of our common stock or preferred stock to be received by the holders of preferred stock would be subject to adjustment.

When we issue shares of preferred stock, the shares will be fully paid and non-assessable, which means the full purchase price of the shares will have been paid and holders of the shares will not be assessed any additional monies for the shares. Unless the applicable prospectus supplement indicates otherwise, each series of the preferred stock will rank equally with any outstanding shares of our preferred stock and each other series of the preferred stock. Unless the applicable prospectus supplement states otherwise, the preferred stock will have no preemptive rights to subscribe for any additional securities which are issued by us, meaning, the holders of shares of preferred stock will have no right to buy any portion of the issued securities.

In addition, unless the applicable prospectus indicates otherwise, we will have the right to “reopen” a previous issue of a series of preferred stock by issuing additional preferred stock of such series.

The transfer agent, registrar, dividend disbursing agent and redemption agent for shares of each series of preferred stock will be named in the prospectus supplement relating to such series.

Currently Designated Preferred Stock

Series A Convertible Preferred Stock

Pursuant to the Company’s Second Amended and Restated Certificate of Incorporation filed on November 6, 2020, the Company designated 1,000,000 shares of preferred stock as Series A Convertible Preferred Stock (“Series A Preferred”).

The Series A Preferred is convertible into common stock at an initial conversion price of $2,006.40 per share, at the election of the holder, at any time following issuance, subject to certain anti-dilution adjustments. Upon a dilutive issuance (as defined) at a price per share lower than the existing conversion price, the conversion price will adjust to the lower of (a) the dilutive issuance price per share; or (b) the lowest volume-weighted-average-price during the five days preceding the dilutive issuance. Upon any conversion, a make-whole amount (as defined in the Certificate of Designation of the Series A Preferred) shall be due with respect to each share of Series A Preferred converted. At any time following the three-month anniversary of the Business Combination, the holder of the Series A Preferred had the right to force the Company to redeem all or any portion of the Series A Preferred then owned by the holder in cash. Series A Preferred stockholders were entitled to 10% dividends. Holders of the Series A Preferred have no voting rights.

No shares of Series A Preferred are currently outstanding.

Series B Convertible Preferred Stock

On September 30, 2024, in contemplation of the closing of the transactions contemplated by an Asset Purchase Agreement (the “Purchase Agreement”) with Elray Resources, Inc. (“Elray”), the Company’s Board of Directors approved the adoption of, and filing of, a Certificate of Designations of 180 Life Sciences Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock (the “Series B Designation”), which was filed with, and became effective with, the Secretary of State of Delaware on the same date. The Series B Designation designated 1,000,000 shares of Series B Convertible Preferred Stock which were issued to Elray on September 30, 2024.

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The below is a summary of the rights and preferences of the Series B Convertible Preferred Stock:

Voting Rights. Until such time, if ever, as the shareholders of the Company had approved the issuance of shares of common stock upon the conversion of the Series B Convertible Preferred Stock (“Stockholder Approval”), the Series B Convertible Preferred Stock only had rights to vote on amendments to the Series B Designation (which are subject to the approval of a simple majority of the holders of Series B Convertible Preferred Stock), and the Protective Provisions, discussed below. Stockholder Approval was received at the Company’s annual meeting of stockholders held on December 27, 2024 (the “Stockholder Approval Date”).

The Series B Preferred Stock requires the consent of the holders of at least a majority of the issued and outstanding shares of Series B Convertible Preferred Stock to (a) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Convertible Preferred Stock of the Company; (b) adopt or authorize any new designation of any Preferred Stock or amend the Certificate of Incorporation of the Company in a manner which (i) provides any holder of common stock or preferred stock any rights upon a liquidation of the Company which are prior and superior to those of the holders of the Series B Convertible Preferred Stock; or (ii) adversely affect the rights, preferences and privileges of the Series B Convertible Preferred Stock; (c) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series B Convertible Preferred Stock; (d) alter or change the rights, preferences or privileges of the shares of Series B Convertible Preferred Stock so as to affect adversely the shares of such series; and (e) issue any shares of Series A Preferred Stock or Series B Convertible Preferred Stock, other than the Preferred Stock issued pursuant to the Purchase Agreement (collectively, the “Protective Provisions”).

After Stockholder Approval (which was received on December 27, 2024, as discussed above), in addition to the above voting rights, each holder of outstanding shares of Series B Convertible Preferred Stock shall be entitled to cast the number of votes in connection with the Series B Convertible Preferred Stock shares held by such holder equal to the number of whole shares of common stock into which the shares of Series B Convertible Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted to common stock basis (after aggregating all fractional shares into which shares of Series B Convertible Preferred Stock held by each holder could be converted) shall be rounded down to the nearest whole share. Except as provided by law or by the other provisions of the Certificate of Incorporation or the Series B Designation, holders of Series B Convertible Preferred Stock shall vote together with the holders of common stock as a single class and there shall be no series voting.

Dividend Rights. None, except that if the Company declares a dividend or makes a distribution of cash (or any other distribution treated as a dividend under Section 301 of the Internal Revenue Code) on its common stock, each holder of Shares of Series B Convertible Preferred Stock is entitled to participate in such dividend or distribution in an amount equal to the largest number of whole shares of common stock into which all shares of Series B Convertible Preferred Stock held of record by such holder are convertible as of the record date for such dividend or distribution or, if there is no specified record date, as of the date of such dividend or distribution. Notwithstanding the foregoing, holders shall have no right of participation in connection with dividends or distributions made to the common stock stockholders consisting solely of shares of common stock.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B Convertible Preferred Stock are entitled to receive prior and in preference to any distribution of any of the assets of the Company to the holders of the common stock or securities junior to the Series B Convertible Preferred Stock (other than the common stock) by reason of their ownership of such stock, but after any required distribution to any holders of Series B Convertible Preferred Stock, an amount in cash per share of Series B Convertible Preferred Stock for each share of Series B Convertible Preferred Stock held by them equal to the greater of (x) one times the Stated Value; and (y) the total amount of consideration that would have been payable on such share upon a Liquidation Event, had such share of Series B Convertible Preferred Stock been converted into common stock, immediately prior to such Liquidation Event (as applicable, the “Liquidation Preference”). The “Stated Value” is $17.30 per share of Series B Convertible Preferred Stock.

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Conversion Rights. None prior to Stockholder Approval. After Stockholder Approval, at the option of the holder(s) thereof, each share of Series B Convertible Preferred Stock is convertible into a number of shares of common stock of the Company as equals the Conversion Rate. The “Conversion Rate” initially was 0.685 (or 685,000 shares in aggregate, which would represent 40% of the Company’s then outstanding shares of common stock), as equitably adjusted, as applicable for stock splits and recapitalizations; provided that if at any time after the original issuance date of the Series B Convertible Preferred Stock and prior to the Stockholder Approval Date, the Company actually issued any additional shares of common stock of the Company (each a “Dilutive Issuance”), the Conversion Rate was to be increased to a value equal to (x)(i) the total outstanding shares of common stock (“Total Outstanding Shares”) on the date immediately following such Dilutive Issuance, divided by (ii) 60%, minus (iii) the Total Outstanding Shares on the date immediately following such Dilutive Issuance, divided by (y) 1,000,000, rounded to the thousands place, as equitably adjusted, as applicable for stock splits and recapitalizations (each a “Dilutive Adjustment”); provided that in no event will the Conversion Rate be greater than ten.

On the Stockholder Approval Date, the Conversion Rate was fixed at 1.318 or 1,318,000 total shares of common stock.

All 1,000 shares of Series B Convertible Preferred Stock were converted into an aggregate of 1,318,000 shares of common stock on March 27, 2025, and as such, no shares of Series B Convertible Preferred Stock are currently outstanding.

Special Voting Shares

We have two classes of preferred stock designated, named our Class C Special Voting Shares and our Class K Special Voting Shares (collectively, the “Special Voting Shares”), with the rights and preferences specified below:

●	The right to vote in all circumstances in which our common stock has the right to vote, with the common stock as one class;

●	The Special Voting Shares entitle the holder, to an aggregate number of votes equal to the number of shares of common stock that were issuable to the holders of the previously outstanding shares of CannBioRex Purchaseco ULC and/or Katexco Purchaseco ULC, Canadian subsidiaries of the Company (the “Exchangeable Shares”);

●	The holder of the Special Voting Shares (and, indirectly, the holders of the Exchangeable Shares) has the same rights as the holders of the common stock as to notices, reports, financial statements and attendance at all stockholder meetings;

●	No entitlement to dividends;

●	The holder of the Special Voting Shares is not entitled to any portion of any related distribution upon windup, dissolution or liquidation of the Company; and

●	We could cancel the Special Voting Shares when there are no Exchangeable Shares outstanding and no option or other commitment of CannBioRex Purchaseco ULC and Katexco Purchaseco ULC which could require either CannBioRex Purchaseco ULC and Katexco Purchaseco ULC to issue more Exchangeable Shares.

There are no outstanding Special Voting Shares.

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DESCRIPTION OF WARRANTS

We may issue warrants for the purchase of shares of our common stock, preferred stock or debt securities, which may be in one or more series. We may issue warrants independently or together with other securities, and the warrants may be attached to or separate from any offered securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and the investors or a warrant agent. The following summary of material provisions of the warrants and warrant agreements is subject to, and qualified in its entirety by reference to, all the provisions of the warrant agreement and warrant certificate applicable to a particular series of warrants. The terms of any warrants offered under a prospectus supplement may differ from the terms described below. We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the form of warrant and/or the warrant agreement and warrant certificate, as applicable, that contain the terms of the particular series of warrants we are offering, and any supplemental agreements, before the issuance of such warrants. We urge you to read the applicable prospectus supplement and any related free writing prospectus, as well as the complete form of warrant and/or the warrant agreement and warrant certificate, as applicable, and any supplemental agreements, that contain the terms of the warrants.

The particular terms of any issue of warrants will be described in the prospectus supplement relating to the issue. Those terms may include:

●	the number of shares of common stock or preferred stock purchasable upon the exercise of warrants to purchase such shares and the price at which such number of shares may be purchased upon such exercise;

●	the designation, stated value and terms (including, without limitation, liquidation, dividend, conversion and voting rights) of the series of preferred stock purchasable upon exercise of warrants to purchase preferred stock;

●	the principal amount of debt securities that may be purchased upon exercise of a debt warrant and the exercise price for the warrants, which may be payable in cash, securities or other property;

●	the date, if any, on and after which the warrants and the related debt securities, preferred stock or common stock will be separately transferable;

●	the terms of any rights to redeem or call the warrants;

●	the date on which the right to exercise the warrants will commence and the date on which the right will expire;

●	the proposed listing, if any, of the warrants or any securities purchasable upon exercise of the warrants on any securities exchange;

●	United States federal income tax consequences applicable to the warrants; and

●	any additional terms of the warrants, including terms, procedures, and limitations relating to the exchange, exercise and settlement of the warrants.

Holders of equity warrants will not be entitled to:

●	vote, consent or receive dividends;

●	receive notice as stockholders with respect to any meeting of stockholders for the election of our directors or any other matter; or

●	exercise any rights as stockholders of the Company.

Each warrant will entitle its holder to purchase the principal amount of debt securities or the number of shares of common stock or preferred stock at the exercise price set forth in, or calculable as set forth in, the applicable prospectus supplement. Unless we otherwise specify in the applicable prospectus supplement, holders of the warrants may exercise the warrants at any time up to the specified time on the expiration date that we set forth in the applicable prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

A holder of warrant certificates may exchange them for new warrant certificates of different denominations, present them for registration of transfer and exercise them at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement. Until any warrants to purchase debt securities are exercised, the holder of the warrants will not have any rights of holders of the debt securities that can be purchased upon exercise, including any rights to receive payments of principal, premium or interest on the underlying debt securities or to enforce covenants in the applicable indenture. Until any warrants to purchase common stock or preferred stock are exercised, the holders of the warrants will not have any rights of holders of the underlying shares, including any rights to receive dividends or payments upon any liquidation, dissolution or winding up on the common stock or preferred stock, if any.

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DESCRIPTION OF DEBT SECURITIES

Any debt securities we may issue, offered by this prospectus and any accompanying prospectus supplement, will be issued under an indenture to be entered into between our Company and the trustee identified in the applicable prospectus supplement. The terms of the debt securities will include those stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the indenture. We have filed a copy of the form of indenture as an exhibit to the registration statement of which this prospectus forms a part. The indenture will be subject to and governed by the terms of the Trust Indenture Act of 1939.

Unless otherwise specified in the applicable prospectus supplement, the debt securities will represent direct, unsecured obligations of our Company and will rank equally with all of our other unsecured indebtedness.

The following statements relating to the debt securities and the indenture are summaries, qualified in their entirety to the detailed provisions of the indenture.

General

We may issue the debt securities in one or more series with the same or various maturities, at par, at a premium, or at a discount. We will describe the particular terms of each series of debt securities in a prospectus supplement relating to that series, which we will file with the SEC.

The prospectus supplement will set forth, to the extent required, the following terms of the debt securities in respect of which the prospectus supplement is delivered:

●	the title of the series;

●	the aggregate principal amount;

●	the issue price or prices, expressed as a percentage of the aggregate principal amount of the debt securities;

●	any limit on the aggregate principal amount;

●	the date or dates on which principal is payable;

●	the interest rate or rates (which may be fixed or variable) or, if applicable, the method used to determine such rate or rates;

●	the date or dates from which interest, if any, will be payable and any regular record date for the interest payable;

●	the place or places where principal and, if applicable, premium and interest, is payable;

●	the terms and conditions upon which we may, or the holders may require us to, redeem or repurchase the debt securities;

●	the denominations in which such debt securities may be issuable, if other than denominations of $1,000, or any integral multiple of that number;

●	whether the debt securities are to be issuable in the form of certificated debt securities (as described below) or global debt securities (as described below);

●	the portion of principal amount that will be payable upon declaration of acceleration of the maturity date if other than the principal amount of the debt securities;

●	the currency of denomination;

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●	the designation of the currency, currencies or currency units in which payment of principal and, if applicable, premium and interest, will be made;

●	if payments of principal and, if applicable, premium or interest, on the debt securities are to be made in one or more currencies or currency units other than the currency of denomination, the manner in which the exchange rate with respect to such payments will be determined;

●	if amounts of principal and, if applicable, premium and interest may be determined by reference to an index based on a currency or currencies, or by reference to a commodity, commodity index, stock exchange index or financial index, then the manner in which such amounts will be determined;

●	the provisions, if any, relating to any collateral provided for such debt securities;

●	any addition to or change in the covenants and/or the acceleration provisions described in this prospectus or in the indenture;

●	any events of default, if not otherwise described below under “Events of Default,”

●	the terms and conditions, if any, for conversion into or exchange for shares of Common Stock or Preferred Stock;

●	any depositaries, interest rate calculation agents, exchange rate calculation agents, or other agents; and

●	the terms and conditions, if any, upon which the debt securities shall be subordinated in right of payment to other indebtedness of our Company.

We may issue discount debt securities that provide for an amount less than the stated principal amount to be due and payable upon acceleration of the maturity of such debt securities in accordance with the terms of the indenture. We may also issue debt securities in bearer form, with or without coupons. If we issue discount debt securities or debt securities in bearer form, we will describe material U.S. federal income tax considerations and other material special considerations which apply to these debt securities in the applicable prospectus supplement.

We may issue debt securities denominated in or payable in a foreign currency or currencies or a foreign currency unit or units. If we do, we will describe the restrictions, elections, and general tax considerations relating to the debt securities and the foreign currency or currencies or foreign currency unit or units in the applicable prospectus supplement.

Exchange and/or Conversion Rights

We may issue debt securities that can be exchanged for or converted into shares of Common Stock or Preferred Stock. If we do, we will describe the terms of exchange or conversion in the prospectus supplement relating to these debt securities.

Transfer and Exchange

We may issue debt securities that will be represented by either:

●	“book-entry securities,” which means that there will be one or more global securities registered in the name of a depositary or a nominee of a depositary; or

●	“certificated securities,” which means that they will be represented by a certificate issued in definitive registered form.

We will specify in the prospectus supplement applicable to a particular offering whether the debt securities offered will be book-entry or certificated securities.

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Certificated Debt Securities

Those who hold certificated debt securities may transfer or exchange such debt securities at the trustee’s office or at the paying agent’s office or agency in accordance with the terms of the indenture. There will be no service charge for any transfer or exchange of certificated debt securities, but there may be a requirement to pay an amount sufficient to cover any tax or other governmental charge payable in connection with such transfer or exchange.

Those who hold certificated debt securities may effect the transfer of certificated debt securities and of the right to receive the principal of, premium, and/or interest, if any, on the certificated debt securities only by surrendering the certificate representing the certificated debt securities and having us or the trustee issue a new certificate to the new holder.

Global Securities

If we decide to issue debt securities in the form of one or more global securities, then we will register the global securities in the name of the depositary for the global securities or the nominee of the depositary and the global securities will be delivered by the trustee to the depositary for credit to the accounts of the holders of beneficial interests in the debt securities.

The prospectus supplement will describe the specific terms of the depositary arrangement for debt securities of a series that are issued in global form. None of us, the trustee, any payment agent, or the security registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global debt security or for maintaining, supervising or reviewing any records relating to these beneficial ownership interests.

No Protection in the Event of Change of Control

The indenture does not have any covenants or other provisions providing for a put or increased interest or otherwise that would afford holders of debt securities additional protection in the event of a recapitalization transaction, a change of control of our Company or a highly leveraged transaction. If we offer any covenants or provisions of this type with respect to any debt securities covered by this prospectus, we will describe them in the applicable prospectus supplement.

Covenants

Unless otherwise indicated in this prospectus or a prospectus supplement, the debt securities will not have the benefit of any covenants that limit or restrict our business or operations, the pledging of our assets, or the incurrence by us of indebtedness. We will describe in the applicable prospectus supplement any material covenants in respect of a series of debt securities.

Consolidation, Merger and Sale of Assets

We will agree in the indenture that we will not consolidate with or merge into any other person, or convey, transfer, sell or lease our properties and assets substantially as an entirety to any person, unless:

●	the person formed by the consolidation or into or with which we are merged or the person to which our properties and assets are conveyed, transferred, sold, or leased, is a corporation organized and existing under the laws of the United States, any state, or the District of Columbia, or a corporation or comparable legal entity organized under the laws of a foreign jurisdiction and, if we are not the surviving person, the surviving person has expressly assumed all of our obligations, including the payment of the principal of, and premium, if any, and interest on the debt securities and the performance of the other covenants under the indenture; and

●	immediately after giving effect to the transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, has occurred and is continuing under the indenture.

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Events of Default

Unless otherwise specified in the applicable prospectus supplement, the following events will be events of default under the indenture with respect to debt securities of any series:

●	we fail to pay any principal or premium, if any, when it becomes due and such default is not cured within five business days;

●	we fail to pay any interest within 30 days after it becomes due;

●	we fail to comply with any other covenant in the debt securities or the indenture for 60 days after written notice specifying the failure from the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of that series; and

●	certain events involving bankruptcy, insolvency or reorganization of our Company or any of our significant subsidiaries.

The trustee may withhold notice to the holders of the debt securities of any series of any default, except in payment of principal of, or premium, if any, or interest on the debt securities of a series, if the trustee considers it to be in the best interest of the holders of the debt securities of that series to do so.

If an event of default (other than an event of default resulting from certain events of bankruptcy, insolvency or reorganization) occurs, and is continuing, then the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of any series may accelerate the maturity of the debt securities. If this happens, the entire principal amount, plus the premium, if any, of all the outstanding debt securities of the affected series plus accrued interest to the date of acceleration will be immediately due and payable. At any time after the acceleration, but before a judgment or decree based on such acceleration is obtained by the trustee, the holders of a majority in aggregate principal amount of outstanding debt securities of such series may rescind and annul such acceleration if:

●	all events of default (other than nonpayment of accelerated principal, premium or interest) have been cured or waived;

●	all lawful interest on overdue interest and overdue principal has been paid; and

●	the rescission would not conflict with any judgment or decree.

In addition, if the acceleration occurs at any time when we have outstanding indebtedness which is senior to the debt securities, the payment of the principal amount of outstanding debt securities may be subordinated in right of payment to the prior payment of any amounts due under the senior indebtedness, in which case the holders of debt securities will be entitled to payment under the terms prescribed in the instruments evidencing the senior indebtedness and the indenture.

If an event of default resulting from certain events of bankruptcy, insolvency or reorganization occurs, the principal, premium and interest amount with respect to all of the debt securities of any series will be due and payable immediately without any declaration or other act on the part of the trustee or the holders of the debt securities of that series.

The holders of a majority in principal amount of the outstanding debt securities of a series will have the right to waive any existing default or compliance with any provision of the indenture or the debt securities of that series and to direct the time, method, and place of conducting any proceeding for any remedy available to the trustee, subject to certain limitations specified in the indenture.

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No holder of any debt security of a series will have any right to institute any proceeding with respect to the indenture or for any remedy under the indenture, unless:

●	the holder gives to the trustee written notice of a continuing event of default;

●	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of the affected series make a written request and offer reasonable indemnity to the trustee to institute a proceeding as trustee;

●	the trustee fails to institute a proceeding within 60 days after such request; and

●	the holders of a majority in aggregate principal amount of the outstanding debt securities of the affected series do not give the trustee a direction inconsistent with such request during such 60-day period.

These limitations do not, however, apply to a suit instituted for payment on debt securities of any series on or after the due dates expressed in the debt securities.

Modification and Waiver

From time to time, we and the trustee may, without the consent of holders of the debt securities of one or more series, amend the indenture or the debt securities of one or more series, or supplement the indenture, for certain specified purposes, including:

●	to provide that the surviving entity, following a change of control of our Company permitted under the indenture, will assume all of our obligations under the indenture and debt securities;

●	to provide for certificated debt securities in addition to uncertificated debt securities;

●	to comply with any requirements of the SEC under the Trust Indenture Act of 1939;

●	to cure any ambiguity, defect or inconsistency, or make any other change that does not materially and adversely affect the rights of any holder; and

●	to appoint a successor trustee under the indenture with respect to one or more series.

From time to time, we and the trustee may, with the consent of holders of at least a majority in principal amount of the outstanding debt securities, amend or supplement the indenture or the debt securities, or waive compliance in a particular instance by us with any provision of the indenture or the debt securities. We may not, however, without the consent of each holder affected by such action, modify or supplement the indenture or the debt securities, or waive compliance with any provision of the indenture or the debt securities in order to:

●	reduce the amount of debt securities whose holders must consent to an amendment, supplement or waiver to the indenture or such debt security;

●	reduce the rate of or change the time for payment of interest;

●	reduce the principal of or change the stated maturity of the debt securities;

●	make any debt security payable in money other than that stated in the debt security;

●	change the amount or time of any payment required, or reduce the premium payable upon any redemption, or change the time before which no such redemption may be made;

●	waive a default in the payment of the principal of, premium, if any, or interest on the debt securities or a redemption payment; or

●	take any other action otherwise prohibited by the indenture to be taken without the consent of each holder affected by the action.

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Defeasance of Debt Securities and Certain Covenants in Certain Circumstances

The indenture will permit us, at any time, to elect to discharge our obligations with respect to one or more series of debt securities by following certain procedures described in the indenture. These procedures will allow us either:

●	to defease and be discharged from any and all of our obligations with respect to any debt securities except for the following obligations (which discharge is referred to as “legal defeasance”):

(1)	to register the transfer or exchange of such debt securities;

(2)	to replace temporary or mutilated, destroyed, lost, or stolen debt securities;

(3)	to compensate and indemnify the trustee; or

(4)	to maintain an office or agency in respect of the debt securities and to hold monies for payment in trust.

or

●	to be released from our obligations with respect to the debt securities under certain covenants contained in the indenture, as well as any additional covenants which may be contained in the applicable supplemental indenture (which release is referred to as “covenant defeasance”).

In order to exercise either defeasance option, we must deposit with the trustee or other qualifying trustee, in trust for that purpose:

●	money;

●	U.S. Government Obligations (as described below) or Foreign Government Obligations (as described below), which through the scheduled payment of principal and interest in accordance with their terms will provide money; or

●	a combination of money and/or U.S. Government Obligations and/or Foreign Government Obligations sufficient in the written opinion of a nationally-recognized firm of independent accounts to provide money.

In each case specified above, such amounts are sufficient to pay the principal of, premium, if any, and interest, if any, on the debt securities of the series, on the scheduled due dates, or on a selected date of redemption in accordance with the terms of the indenture.

In addition, defeasance may be effected only if, among other things:

●	in the case of either legal or covenant defeasance, we deliver to the trustee an opinion of counsel, as specified in the indenture, stating that as a result of the defeasance, neither the trust nor the trustee will be required to register as an investment company under the Investment Company Act of 1940;

●	in the case of legal defeasance, we deliver to the trustee an opinion of counsel stating that we have received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, or there has been a change in any applicable federal income tax law with the effect that (and the opinion shall confirm that), the holders of outstanding debt securities will not recognize income, gain, or loss for U.S. federal income tax purposes solely as a result of such legal defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if legal defeasance had not occurred;

●	in the case of covenant defeasance, we deliver to the trustee an opinion of counsel to the effect that the holders of the outstanding debt securities will not recognize income, gain, or loss for U.S. federal income tax purposes as a result of covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner, and at the same times as would have been the case if covenant defeasance had not occurred; and

●	certain other conditions described in the indenture are satisfied.

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If we fail to comply with our remaining obligations under the indenture and applicable supplemental indenture after a covenant defeasance of the indenture and applicable supplemental indenture, and the debt securities are declared due and payable because of the occurrence of any undefeased event of default, the amount of money and/or U.S. Government Obligations and/or Foreign Government Obligations on deposit with the trustee could be insufficient to pay amounts due under the debt securities of the affected series at the time of acceleration. We will, however, remain liable in respect of these payments.

The term “U.S. Government Obligations” as used in the above discussion means securities that are direct obligations of or non-callable obligations guaranteed by the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

The term “Foreign Government Obligations” as used in the above discussion means, with respect to debt securities of any series that are denominated in a currency other than U.S. dollars (1) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (2) obligations of a person controlled or supervised by or acting as an agent or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by that government, which in either case under clauses (1) or (2), are not callable or redeemable at the option of the issuer.

Regarding the Trustee

We will identify the trustee with respect to any series of debt securities in the prospectus supplement relating to the applicable debt securities. You should note that if the trustee becomes a creditor of our Company, the indenture and the Trust Indenture Act of 1939 limit the rights of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim, as security or otherwise. The trustee and its affiliates may engage in, and will be permitted to continue to engage in, other transactions with us and our affiliates. If, however, the trustee acquires any “conflicting interest” within the meaning of the Trust Indenture Act of 1939, it must eliminate such conflict or resign.

The holders of a majority in principal amount of the then outstanding debt securities of any series may direct the time, method, and place of conducting any proceeding for exercising any remedy available to the trustee. If an event of default occurs and is continuing, the trustee, in the exercise of its rights and powers, must use the degree of care and skill of a prudent person in the conduct of his or her own affairs. Subject to that provision, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any of the holders of the debt securities, unless they have offered to the trustee reasonable indemnity or security.

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DESCRIPTION OF RIGHTS

General

We may issue rights to our stockholders to purchase shares of our Common Stock, Preferred Stock or the other securities described in this prospectus. We may offer rights separately or together with one or more additional rights, debt securities, Preferred Stock, Common Stock or warrants, or any combination of those securities in the form of units, as described in the applicable prospectus supplement. Each series of rights will be issued under a separate rights agreement to be entered into between us and a bank or trust company, as rights agent. The rights agent will act solely as our agent in connection with the certificates relating to the rights of the series of certificates and will not assume any obligation or relationship of agency or trust for or with any holders of rights certificates or beneficial owners of rights. The following description sets forth certain general terms and provisions of the rights to which any prospectus supplement may relate. The particular terms of the rights to which any prospectus supplement may relate and the extent, if any, to which the general provisions may apply to the rights so offered will be described in the applicable prospectus supplement. To the extent that any particular terms of the rights, rights agreement or rights certificates described in a prospectus supplement differ from any of the terms described below, then the terms described below will be deemed to have been superseded by that prospectus supplement. We encourage you to read the applicable rights agreement and rights certificate for additional information before you decide whether to purchase any of our rights. We will provide in a prospectus supplement the following terms of the rights being issued:

●	the date of determining the stockholders entitled to the rights distribution;

●	the aggregate number of shares of Common Stock, Preferred Stock or other securities purchasable upon exercise of the rights;

●	the exercise price;

●	the aggregate number of rights issued;

●	whether the rights are transferrable and the date, if any, on and after which the rights may be separately transferred;

●	the date on which the right to exercise the rights will commence, and the date on which the right to exercise the rights will expire;

●	the method by which holders of rights will be entitled to exercise;

●	the conditions to the completion of the offering, if any;

●	the withdrawal, termination and cancellation rights, if any;

●	whether there are any backstop or standby purchaser or purchasers and the terms of their commitment, if any;

●	whether stockholders are entitled to oversubscription rights, if any;

●	any applicable material United States federal income tax considerations; and

●	any other terms of the rights, including terms, procedures and limitations relating to the distribution, exchange and exercise of the rights, as applicable.

Each right will entitle the holder of rights to purchase for cash the principal amount of shares of Common Stock, Preferred Stock or other securities at the exercise price provided in the applicable prospectus supplement. Rights may be exercised at any time up to the close of business on the expiration date for the rights provided in the applicable prospectus supplement.

Holders may exercise rights as described in the applicable prospectus supplement. Upon receipt of payment and the rights certificate properly completed and duly executed at the corporate trust office of the rights agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the shares of Common Stock, Preferred Stock or other securities, as applicable, purchasable upon exercise of the rights. If less than all of the rights issued in any rights offering are exercised, we may offer any unsubscribed securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby arrangements, as described in the applicable prospectus supplement.

Rights Agent

The rights agent for any rights we offer will be set forth in the applicable prospectus supplement.

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DESCRIPTION OF UNITS

We may issue units comprised of one or more debt securities, shares of Common Stock, shares of Preferred Stock and warrants in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

The applicable prospectus supplement may describe:

●	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

●	any provisions of the governing unit agreement that differ from those described below; and

●	any provisions for the issuance, payment, settlement, transfer, or exchange of the units or of the securities comprising the units.

The provisions described in this section, as well as those described under “Description of Common Stock”, “Description of Preferred Stock”, “Description of Warrants”, and “Description of Debt Securities” will apply to the securities included in each unit, to the extent relevant.

Issuance in Series

We may issue units in such amounts and in as many distinct series as we wish. This section summarizes terms of the units that apply generally to all series. Most of the financial and other specific terms of your series will be described in the applicable prospectus supplement.

Unit Agreements

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We will issue the units under one or more unit agreements to be entered into between us and a bank or other financial institution, as unit agent. We may add, replace or terminate unit agents from time to time. We will identify the unit agreement under which each series of units will be issued and the unit agent under that agreement in the applicable prospectus supplement.

The following provisions will generally apply to all unit agreements unless otherwise stated in the applicable prospectus supplement.

Enforcement of Rights

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. The unit agent under a unit agreement will act solely as our agent in connection with the units issued under that agreement. The unit agent will not assume any obligation or relationship of agency or trust for or with any holders of those units or of the securities comprising those units. The unit agent will not be obligated to take any action on behalf of those holders to enforce or protect their rights under the units or the included securities.

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Except as indicated in the next paragraph, a holder of a unit may, without the consent of the unit agent or any other holder, enforce its rights as holder under any security included in the unit, in accordance with the terms of that security and the indenture, warrant agreement, rights agreement or other instrument under which that security is issued. Those terms are described elsewhere in this prospectus under the sections relating to debt securities, Preferred Stock, Common Stock, or warrants, as relevant.

Notwithstanding the foregoing, a unit agreement may limit or otherwise affect the ability of a holder of units issued under that agreement to enforce its rights, including any right to bring a legal action, with respect to those units or any securities, other than debt securities, that are included in those units. Limitations of this kind will be described in the applicable prospectus supplement.

Modification without Consent of Holders. Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We and the applicable unit agent may amend any unit or unit agreement without the consent of any holder:

●	to cure any ambiguity;

●	to correct or supplement any defective or inconsistent provision; or

●	to make any other change that we believe is necessary or desirable and will not adversely affect the interests of the affected holders in any material respect.

We do not need any approval to make changes that affect only units to be issued after the changes take effect. We may also make changes that do not adversely affect a particular unit in any material respect, even if they adversely affect other units in a material respect. In those cases, we do not need to obtain the approval of the holder of the unaffected unit; we need only obtain any required approvals from the holders of the affected units.

Modification with Consent of Holders. Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We may not amend any particular unit or a unit agreement with respect to any particular unit unless we obtain the consent of the holder of that unit, if the amendment would:

●	impair any right of the holder to exercise or enforce any right under a security included in the unit if the terms of that security require the consent of the holder to any changes that would impair the exercise or enforcement of that right; or

●	reduce the percentage of outstanding units or any series or class the consent of whose holders is required to amend that series or class, or the applicable unit agreement with respect to that series or class, as described below.

Any other change to a particular unit agreement and the units issued under that agreement would require the following approval:

●	if the change affects only the units of a particular series issued under that agreement, the change must be approved by the holders of a majority of the outstanding units of that series; or

●	if the change affects the units of more than one series issued under that agreement, it must be approved by the holders of a majority of all outstanding units of all series affected by the change, with the units of all the affected series voting together as one class for this purpose.

These provisions regarding changes with majority approval also apply to changes affecting any securities issued under a unit agreement, as the governing document.

In each case, the required approval must be given by written consent.

Unit Agreements Will Not Be Qualified Under Trust Indenture Act. No unit agreement will be qualified as an indenture, and no unit agent will be required to qualify as a trustee, under the Trust Indenture Act. Therefore, holders of units issued under unit agreements will not have the protections of the Trust Indenture Act with respect to their units.

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Mergers and Similar Transactions Permitted; No Restrictive Covenants or Events of Default

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. The unit agreements will not restrict our ability to merge or consolidate with, or sell our assets to, another corporation or other entity or to engage in any other transactions. If at any time we merge or consolidate with, or sell our assets substantially as an entirety to, another corporation or other entity, the successor entity will succeed to and assume our obligations under the unit agreements. We will then be relieved of any further obligation under these agreements.

The unit agreements will not include any restrictions on our ability to put liens on our assets, including our interests in our subsidiaries, nor will they restrict our ability to sell our assets. The unit agreements also will not provide for any events of default or remedies upon the occurrence of any events of default.

Governing Law

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. The unit agreements and the units will be governed by Delaware or New York law as decided by the Company at the time of issuance.

Form, Exchange, and Transfer

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We will issue each unit in global —that is, book-entry— form only. Units in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the units represented by the global security. Those who own beneficial interests in a unit will do so through participants in the depositary’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants.

In addition, we will issue each unit in registered form, unless we say otherwise in the applicable prospectus supplement. Bearer securities would be subject to special provisions, as we describe below under “Securities Issued in Bearer Form”.

Each unit and all securities comprising the unit will be issued in the same form.

If we issue any units in registered, non-global form, the following will apply to them.

The units will be issued in the denominations stated in the applicable prospectus supplement. Holders may exchange their units for units of smaller denominations or combined into fewer units of larger denominations, as long as the total amount is not changed.

●	Holders may exchange or transfer their units at the office of the unit agent. Holders may also replace lost, stolen, destroyed or mutilated units at that office. We may appoint another entity to perform these functions or perform them ourselves.

●	Holders will not be required to pay a service charge to transfer or exchange their units, but they may be required to pay for any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may also require an indemnity before replacing any units.

●	If we have the right to redeem, accelerate or settle any units before their maturity, and we exercise our right as to less than all those units or other securities, we may block the exchange or transfer of those units during the period beginning 15 days before the day we mail the notice of exercise and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers of or exchange any unit selected for early settlement, except that we will continue to permit transfers and exchanges of the unsettled portion of any unit being partially settled. We may also block the transfer or exchange of any unit in this manner if the unit includes securities that are or may be selected for early settlement.

Only the depositary will be entitled to transfer or exchange a unit in global form, since it will be the sole holder of the unit.

Payments and Notices

In making payments and giving notices with respect to our units, we will follow the procedures we plan to use with respect to our debt securities, where applicable.

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PLAN OF DISTRIBUTION

We and any selling security holders may sell the securities covered by this prospectus directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from us. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved. In addition, we may issue the securities as a dividend or distribution or in a subscription rights offering to our existing security holders.

The securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions which may involve crosses or block transactions.

If underwriters are used in an offering of securities, such offered securities may be resold in one or more transactions:

●	on any national securities exchange or quotation service on which the Common Stock or the Preferred Stock may be listed or quoted at the time of sale, including, as of the date of this prospectus, the Nasdaq Capital Market in the case of the Common Stock;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or services or in the over-the-counter market; or

●	through the writing of options, whether the options are listed on an options exchange or otherwise.

Each prospectus supplement will state the terms of the offering, including, but not limited to:

●	the names of any underwriters, dealers, or agents;

●	the public offering or purchase price of the securities and the net proceeds that we will receive from the sale;

●	any underwriting discounts and commissions or other items constituting underwriters’ compensation;

●	any discounts, commissions, or fees allowed or paid to dealers or agents; and

●	any securities exchange on which the offered securities may be listed.

If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the applicable prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless we specify otherwise in the applicable prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities offered by such prospectus supplement, they will be required to purchase all of such offered securities. The underwriters may acquire the securities for their own account and may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or varying prices determined at the time of sale. The underwriters may sell the securities to or through dealers, and those dealers may receive discounts, concessions, or commissions from the underwriters as well as from the purchasers for whom they may act as agent.

We may designate agents who agree to use their reasonable efforts to solicit purchasers for the period of their appointment or to sell securities on a continuing basis and may enter into arrangements for “at-the-market,” equity line or similar transactions. We will name in a prospectus supplement any agent involved in the offer or sale of the securities. We may also sell securities directly to one or more purchasers without using underwriters or agents.

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Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The aggregate proceeds to us from the sale of the securities will be the purchase price of the securities less discounts and commissions, if any.

In order to comply with the securities laws of certain states, if applicable, any securities covered by this prospectus must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, and in certain states, securities may not be sold unless they have been registered or qualified for sale in the applicable state, or an exemption from the registration or qualification requirement is available and is complied with.

In order to facilitate the offering of the securities, any underwriters may engage in transactions that stabilize, maintain, or otherwise affect the price of the securities or any other securities, the prices of which may be used to determine payments on such securities. Specifically, any underwriters may over allot in connection with the offering, creating a short position for their own accounts. In addition, to cover overallotments or to stabilize the price of the securities or of any such other securities, the underwriters may bid for, and purchase, the securities or any such other securities in the open market. Finally, in any offering of the securities through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions, or otherwise. Any of these activities may stabilize or maintain the market price of the securities above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The applicable prospectus supplement may provide that the original issue date for your securities may be more than three scheduled business days after the trade date for your securities. Accordingly, in such a case, if you wish to trade securities on any date prior to the third business day before the original issue date for your securities, you will be required, by virtue of the fact that your securities initially are expected to settle in more than three scheduled business days after the trade date for your securities, to make alternative settlement arrangements to prevent a failed settlement.

The securities may be new issues of securities and may have no established trading market. The securities may or may not be listed on a national securities exchange. We can make no assurance as to the liquidity of or the existence of trading markets for any of the securities.

In order to comply with the securities laws of some states, if applicable, the securities offered by this prospectus must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in some states, the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

At-the-Market Offerings

Upon written instruction from us, a sales agent party to a distribution agency agreement with us will use its commercially reasonable efforts to sell on our behalf, as our agent, the shares of common stock offered as agreed upon by us and the sales agent. We will designate the maximum amount of shares of common stock to be sold through the sales agent, on a daily basis or otherwise as we and the sales agent agree. Subject to the terms and conditions of the applicable distribution agency agreement, the sales agent will use its commercially reasonable efforts to sell, as our sales agent and on our behalf, all of the designated shares of common stock. We may instruct the sales agent not to sell shares of common stock if the sales cannot be affected at or above the price designated by us in any such instruction. We may suspend the offering of shares of common stock under any distribution agency agreement by notifying the sales agent. Likewise, the sales agent may suspend the offering of shares of common stock under the applicable distribution agency agreement by notifying us of such suspension.

We also may sell shares to the sales agent as principal for its own account at a price agreed upon at the time of sale. If we sell shares to the sales agent as principal, we will enter into a separate agreement setting forth the terms of such transaction.

The offering of common stock pursuant to a distribution agency agreement will terminate upon the earlier of (1) the sale of all shares of common stock subject to the distribution agency agreement or (2) the termination of the distribution agency agreement by us or by the sales agent.

Sales agents under our distribution agency agreements may make sales in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act, sales made directly on existing trading market, or sales made to or through a market maker other than on an exchange, each in accordance with Rule 415(a)(4) under the Securities Act. The name of any such underwriter or agent involved in the offer and sale of our common stock, the amounts underwritten, and the nature of its obligations to take our common stock will be described in the applicable prospectus supplement.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock is Continental Stock Transfer & Trust Company.

24

LEGAL MATTERS

The validity of the securities offered by this prospectus have been passed upon for us by The Loev Law Firm, PC, Bellaire, Texas. David M. Loev, the Managing Partner, President and sole owner of The Loev Law Firm, PC, beneficially owns less than 1% of the outstanding shares of our common stock. If legal matters in connection with offerings made by this prospectus are passed on by counsel for the underwriters, dealers or agents, if any, that counsel will be named in the applicable prospectus supplement.

EXPERTS

The consolidated financial statements of ETHZilla Corporation and subsidiaries as of December 31, 2024, and the year ended December 31, 2024 and the related notes, are incorporated into this prospectus by reference from ETHZilla Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, have been audited by M&K CPA’s, PLLC, an independent registered public accounting firm, as set forth in their report thereon, and have been incorporated in this prospectus and Registration Statement in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing.

The consolidated financial statements of ETHZilla Corporation and subsidiaries as of December 31, 2023, and the year ended December 31, 2023 and the related notes, are incorporated into this prospectus by reference from ETHZilla Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, have been audited by Marcum LLP, an independent registered public accounting firm, as set forth in their report thereon, and have been incorporated in this prospectus and Registration Statement in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing.

No expert or counsel named in this prospectus as having prepared or certified any part of this prospectus or having given an opinion upon the validity of the securities being registered or upon other legal matters in connection with the registration or offering of the securities was employed on a contingency basis, or is to receive, any interest, directly or indirectly, in our Company, nor was any such person connected with us, as a promoter, managing or principal underwriter, voting trustee, director, officer, or employee.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Exchange Act and file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to you on the SEC’s website at www.sec.gov. You may also obtain information about us by visiting our website at www.ETHZilla.com. The information contained on or accessible through our website is not incorporated by reference and is not part of this prospectus.

This prospectus is part of the registration statement on Form S-3 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement and the exhibits to the registration statement. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement and the exhibits and schedules filed as a part of the registration statement. You should rely only on the information contained in this prospectus or incorporated by reference. We have not authorized anyone else to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the front page of this prospectus, regardless of the time of delivery of this prospectus or any sale of the securities offered by this prospectus. The documents incorporated by reference into this prospectus contain important information that you should read about us.

25

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to incorporate by reference much of the information that we file with the SEC, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference in this prospectus is considered to be part of this prospectus. This prospectus incorporates by reference the documents listed below (other than any portions of such documents that are not deemed “filed” under the Exchange Act in accordance with the Exchange Act and applicable SEC rules):

●	Our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025, as amended by Amendment No. 1 thereto filed with the SEC on April 25, 2025, and Amendment No. 2 thereto filed with the SEC on May 8, 2025 (File No. 001-38105);

●	Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, filed with the SEC on May 15, 2025 and July 23, 2025, respectively;

●	Our Definitive Schedule 14A Proxy Statement filed with the SEC on July 7, 2025 (subject to the provisions thereof which provide that they are not incorporated by reference into Securities Act filings);

●	Our Current Reports on Form 8-K and 8-K/A (other than information furnished rather than filed) filed with the SEC on January 2, 2025, February 7, 2025, February 21, 2025, February 25, 2025, April 1, 2025, April 9, 2025, April 30, 2025, May 1, 2025, June 18, 2025, June 20, 2025, June 25, 2025, June 30, 2025, July 1, 2025, July 14, 2025, July 24, 2025, July 30, 2025, August 5, 2025, August 11, 2025, August 12, 2025, August 13, 2025, August 14, 2025, August 18, 2025, August 18, 2025, August 21, 2025 and August 21, 2025 (File No. 001-38105); and

●	the description of our common stock contained in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, as Exhibit 4.6 (File No. 001-38105), including any amendment or report filed for the purpose of updating such description.

Certain statements in and portions of this prospectus update and replace information in the above listed documents incorporated by reference. Likewise, statements in or portions of a future document incorporated by reference in this prospectus may update and replace statements in and portions of this prospectus or the above listed documents.

All reports and other documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and prior to the termination of this offering shall be deemed to be incorporated by reference in this prospectus and to be part hereof from the date of filing of such reports and other documents.

We will provide you without charge, upon your written or oral request, a copy of any of the documents incorporated by reference in this prospectus, other than exhibits to such documents which are not specifically incorporated by reference into such documents. Please direct your written or telephone requests to:

ETHZilla Corporation

Attn: Chief Executive Officer

2875 South Ocean Blvd., Suite 200

Palm Beach, FL 33480

Telephone: (650) 285-2387

26

ETHZILLA CORPORATION

(f/k/a 180 LIFE SCIENCES CORP.)

Up to $10,000,000,000

Common Stock

PROSPECTUS SUPPLEMENT

Clear Street

August 22, 2025

As filed with the Securities and Exchange Commission on August 22, 2025

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ETHZILLA CORPORATION
(Exact name of registrant as specified in our charter)

Delaware	90-1890354
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification Number)

2875 South Ocean, Suite 200

Palm Beach, FL 33480

(650) 285-2387

(Address, including zip code and telephone number, including area code, of registrant’s principle executive offices)

Blair Jordan

Chief Executive Officer

ETHZilla Corporation

2875 South Ocean Blvd., Suite 200

Palm Beach, FL 33480

(650) 285-2387

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

David M. Loev, Esq. John S. Gillies, Esq. The Loev Law Firm, PC 6300 West Loop South, Suite 280 Bellaire, Texas 77401 Telephone: (713) 524-4110 Facsimile: (713) 524-4122	Keith J. Scherer L.F. Max Noreng John E. Maciejewski Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP One Marina Park Drive, Suite 900 Boston, MA 02210 (617) 648-9100

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, please check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

PROSPECTUS

ETHZILLA CORPORATION

(f/k/a 180 LIFE SCIENCES CORP.)

Common Stock

Preferred Stock

Warrants

Debt Securities

Rights

Units

From time to time, we may offer and sell any combination of the securities described in this prospectus, either individually or in combination with other securities. We may also offer common stock, par value $0.0001 per share (the “Common Stock”), or preferred stock, par value $0.0001 per share (the “Preferred Stock”), upon conversion of or exchange for the debt securities; shares of Common Stock upon conversion of or exchange for the Preferred Stock; Common Stock, Preferred Stock or debt securities upon the exercise of warrants or rights; or any combination of these securities as part of units.

This prospectus describes the general terms of these securities and the general manner in which these securities will be offered. We will provide you with the specific terms of any offering in one or more supplements to this prospectus. The prospectus supplements will also describe the specific manner in which these securities will be offered and may also supplement, update or amend information contained in this document. You should read this prospectus and any prospectus supplement, as well as any documents incorporated by reference into this prospectus or any prospectus supplement, carefully before you invest. This prospectus may not be used to consummate a sale of any securities unless accompanied by a prospectus supplement.

Our securities may be sold directly by us to you, through agents designated from time to time or to or through underwriters or dealers. For additional information on the methods of sale, you should refer to the section entitled “Plan of Distribution” in this prospectus and in the applicable prospectus supplement. If any underwriters or agents are involved in the sale of our securities with respect to which this prospectus is being delivered, the names of such underwriters or agents and any applicable fees, commissions or discounts and over-allotment options will be set forth in a prospectus supplement. The price to the public of such securities and the net proceeds that we expect to receive from such sale will also be set forth in a prospectus supplement.

Our Common Stock is listed on The Nasdaq Capital Market, or Nasdaq, under the symbol “ETHZ.” The applicable prospectus supplement will contain information, where applicable, as to any other listing, if any, on The Nasdaq Capital Market or any securities market or other securities exchange of the securities covered by the prospectus supplement. Prospective purchasers of our securities are urged to obtain current information as to the market prices of our securities, where applicable.

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should consider carefully the risks that we have described on page 2 of this prospectus under the caption “Risk Factors,” as well as those contained in the applicable prospectus supplement and the risk factors in our most recent Annual Report on Form 10-K, which is incorporated by reference herein, as well as in any other recently filed quarterly or current reports. We may include specific risk factors in supplements to this prospectus under the caption “Risk Factors.” This prospectus may not be used to sell our securities unless accompanied by a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 22, 2025

i

ABOUT THIS PROSPECTUS

This prospectus is part of an automatic registration statement on Form S-3 that we filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under the shelf process, we may, from time to time, sell any of the securities described in this prospectus in one or more offerings and selling security holders may offer such securities owned by them from time to time. There is no limit on the aggregate amount of the securities that we may offer pursuant to the registration statement of which this prospectus is a part.

This prospectus provides you with a general description of the securities we may offer. Each time we or selling security holders sell securities, we will provide one or more prospectus supplements that will contain specific information about the terms of the offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus or in the documents that we have incorporated by reference into this prospectus. You should read both this prospectus and the accompanying prospectus supplement together with the additional information described under the heading “Where You Can Find More Information.” This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

You should rely only on the information contained in, or incorporated by reference into, this prospectus and any applicable prospectus supplement, along with the information contained in any free writing prospectuses we have authorized for use in connection with a specific offering. We have not authorized anyone to provide you with any additional information. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the securities described in the accompanying prospectus supplement or an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful. You should assume that the information appearing in this prospectus, any prospectus supplement, the documents incorporated by reference, and any related free writing prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations, and prospects may have changed materially since those dates.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the sections entitled “Incorporation of Certain Documents By Reference” and “Where You Can Find More Information.”

In this prospectus, unless the context indicates otherwise, references to “ETHZ,” “ETHZilla,” “our Company,” “the Company,” “we,” “our,” “ours” and “us” refer to ETHZilla Corporation, a Delaware corporation, and any references to “180 Life,” “180 Life Sciences Corp.,” mean ETHZilla prior to our name change effected on August 18, 2025.

Cautionary Note Regarding Forward-Looking Information

This prospectus and the documents or information incorporated by reference herein contain, and any prospectus supplement and the documents incorporated therein may contain, forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are subject to risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. You should not unduly rely on these statements. Factors, risks, and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, among others:

●	our need for additional funding, dilution caused by future offerings, the availability of such offerings and the terms thereof;

●	our ability to create or purchase a front end for our back end blockchain casino intellectual property assets, commercialize our planned iGaming casino, obtain required licenses and customers, and come to mutually agreeable contractual terms with third parties and suppliers, and ultimately generate revenues through such operations;

●	expectations for the clinical and preclinical development, manufacturing, regulatory approval, and commercialization of our biotechnology focused product candidates;

●	the uncertainties associated with the clinical development and regulatory approval of the Company’s drug candidates, including potential delays in the enrollment and completion of clinical trials, issues raised by the U.S. Food and Drug Administration (FDA), the European Medicines Agency (EMA) and the U.K. Medicines and Healthcare products Regulatory Agency (MHRA);

●	regulatory developments in the United States and foreign countries;

●	the success of our ETH treasury strategy;

●	fluctuations in the market price of ETH;

●	changes in the accounting treatment relating to the Company’s ETH holdings;

●	a decrease in liquidity in the markets in which ETH is traded;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors;

●	current negative operating cash flows and our potential ability to obtain additional financing to advance our business and the terms of any further financing, which may be highly dilutive and may include onerous terms;

●	the accuracy of our estimates regarding expenses, future revenues and capital requirements;

●	the Company’s reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies, the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements;

●	the terms of the Company’s current licensing agreements, and the termination rights associated therewith;

●	estimates of patient populations for the Company’s planned products;

●	unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could limit approval and/or commercialization, or that could result in recalls or product liability claims;

●	the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to its product development activities;

●	challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; and uncertainty of commercial success;

●	the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs;

●	changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict, and Israel/Hamas conflict), the effects of tariffs and trade wars, and other large-scale crises;

●	estimates of the sufficiency of our existing capital resources combined with future anticipated cash flows to finance our operating requirements;

●	the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof;

●	our ability to maintain our listing of our common stock and public warrants on the Nasdaq Capital Market;

●	the reliance on suppliers of third-party gaming content and the cost of such content, and reliance on third-party service providers for our planned iGaming platform, including but not limited to marketing, customer service and data management services;

●	the ability of the Company to obtain gaming licenses and ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to the Company’s planned iGaming activities;

●	the ability of the Company to build or acquire a suitable “front-end” iGaming platform to match the Company’s Gaming Technology Platform;

●	the Company’s reliance on its management;

●	the potential effect of economic downturns, recessions, tariffs, changes in interest rates and inflation, and market conditions, including recessions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects as a result of increased inflation, tariffs, increasing interest rates, global conflicts and other events;

●	the Company’s ability to protect its proprietary information and intellectual property (IP);

●	the ability of the Company to compete in the iGaming market;

●	the effect of current and future regulation, the Company’s ability to comply with regulations (both current and future) and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business;

●	the ability to compete against existing and new competitors;

●	the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments;

●	general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns; and

●	other risk factors included under “Risk Factors” in our latest Annual Report on Form 10-K, as amended and Form 10-Q and set forth below, and/or incorporated by reference under “Risk Factors”, above.

We identify forward-looking statements by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate,” “hope,” “plan,” “believe,” “predict,” “envision,” “intend,” “will,” “continue,” “potential,” “should,” “confident,” “could” and similar words and expressions, although some forward-looking statements may be expressed differently. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. You should consider carefully the statements included in and incorporated by reference in this prospectus which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements.

The above statements are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements contained or incorporated by reference in this prospectus reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

Forward-looking statements speak only as of the date of this prospectus or the date of any document incorporated by reference in this prospectus and any prospectus supplement and the documents incorporated therein, as applicable. Except to the extent required by applicable law or regulation, we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date of this prospectus, or any prospectus supplement, or to reflect the occurrence of unanticipated events.

You should also consider carefully the statements under, and incorporated by reference into, “Risk Factors” and other sections of this prospectus, and the documents we incorporate by reference, and any prospectus supplement, accompanying prospectus, and the documents incorporated therein, which address additional facts that could cause our actual results to differ from those set forth in the forward-looking statements. We caution investors not to place significant reliance on the forward-looking statements contained in this prospectus, and the documents we incorporate by reference, or any prospectus supplement and the documents incorporated therein. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

You should read this prospectus and the documents that we reference in this prospectus, and any prospectus supplement and the documents incorporated therein, and those documents we have filed as exhibits to the registration statement, of which this prospectus is a part, completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

v

BUSINESS SUMMARY

Our Company

We were formed as a clinical stage biotechnology company, focused on the development of therapeutics for unmet medical needs in chronic pain, inflammation and fibrosis by employing innovative research, and, where appropriate, combination therapy. In September 2024, we completed the acquisition of certain source code and intellectual property relating to the back-end technology platform to be used in the operation of an online blockchain casino, and moving forward, we plan to focus the majority of our operations on the creation of one or more online casinos, utilizing both blockchain and traditional technologies, while looking to monetize certain prior development stage therapeutic product candidates for unmet medical needs.

Planned iGaming Casino Operations

We are planning to strategically enter into the online gaming industry, utilizing certain source code and intellectual property relating to an online blockchain casino we acquired in September 2024, i.e., our “back-end” gaming platform, which incorporates blockchain technology and cryptocurrency operability, or the Gaming Technology Platform. The Company plans to use the Gaming Technology Platform to establish a blockchain-based business aimed at the global iGaming market, potentially with both fiat money and cryptocurrency capabilities. Initially focusing on B2C (business-to-consumer) online casinos, the Company also plans to explore the potential to expand into a B2B (business-to-business) model, offering a seamless blockchain-enabled technology platform for gaming operators worldwide. In addition, management has identified certain global iGaming industry characteristics and trends that they believe make potential acquisition opportunities attractive. Management believes that the combination of the Gaming Technology Platform and the strength of a Nasdaq listing make the Company an attractive consolidation vehicle for the iGaming industry, and is actively evaluating potential transactions with suitable counterparties (although no definitive acquisition agreements have been entered into to date). Such growth may take the form of acquisitions, technology licensing agreements or other corporate transactions that are beneficial to the Company and its shareholders.

Legacy Biotechnology Programs

We currently have two legacy biotechnology programs that are focused on different diseases or medical conditions, and that target different factors, molecules or proteins. Due to restrictions in the Company’s resources, the Company has slowed down research and development activities significantly in the SCA platform and the anti-TNF platform.

The Company is currently evaluating all options to monetize its existing life science assets, in addition to exploring other strategic alternatives to maximize value for its stockholders. Our legacy biotechnology programs include:

●	fibrosis and anti-tumor necrosis factor, or TNF; and

●	drugs which are derivatives of cannabidiol or cannabigerol analogues, or SCAs.

Ether Treasury Strategy

The Company used substantially all of the gross proceeds from the PIPE Offering and Debt Financing to purchase or otherwise acquire ETH, the native cryptocurrency of the Ethereum blockchain, for the Company’s cryptocurrency treasury operations. We are designing our treasury strategy with the goal of helping investors access exposure to the Ethereum blockchain ecosystem. To facilitate this, the Company is in the process of adopting a treasury policy focused on Ether, the native digital asset of Ethereum. The Company also plans to pursue a differentiated approach through its partnership with Electric Capital, the external asset manager for the Company. The Company is supported by an executive team and expects to be supported by a DeFi Council that unites capital markets experts, prominent Ethereum engineers, top-tier DeFi founders, infrastructure pioneers and other ecosystem participants.

You can find more information about us in our filings with the SEC referenced in the sections in this document titled “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference” beginning on pages 25 and 26, respectively.

Corporate Information

Our principal executive offices are located at 2875 South Ocean, Suite 200, Palm Beach, FL 33480. Our telephone number is (650) 285-2387. Effective August 18, 2025, we changed our name from “180 Life Sciences Corp.” to “ETHZilla Corporation” and the ticker symbol for our Common Stock changed to “ETHZ” on the Nasdaq Capital Market. Our corporate website address is www.ethzilla.com. The information included on our website or in any social media associated with the Company is not part of this prospectus and should not be relied upon in determining whether to make an investment decision.

RISK FACTORS

An investment in our securities involves a high degree of risk. The prospectus supplement applicable to each offering of our securities will, and any free writing prospectus may, contain a discussion of the risks applicable to an investment in our securities. Prior to making a decision about investing in our securities, you should carefully consider the specific factors discussed under the heading “Risk Factors” in the applicable prospectus supplement and any information contained in any free writing prospectus, together with all of the other information contained or incorporated by reference in the prospectus supplement or appearing or incorporated by reference in this prospectus. You should also consider the risks, uncertainties and assumptions discussed under Item 1A, “Risk Factors,” in our most recent Annual Report on Form 10-K, and Item 1A, “Risk Factors” in our most recent Quarterly Report on Form 10-Q, all of which are incorporated herein by reference, as such may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission in the future. For more information, see “Incorporation of Certain Documents by Reference.” The risks and uncertainties we have described are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business and operations. If one or more of the possibilities described as risks actually occurs, our operating results and financial condition would likely suffer and the trading price of our securities could fall, causing you to lose some or all of your investment in the securities we are offering. In addition, please read “Forward-Looking Statements” in this prospectus, below, where we describe additional uncertainties associated with our business and the forward-looking statements included or incorporated by reference in this prospectus.

USE OF PROCEEDS

As of the date of this prospectus, we cannot specify with certainty all of the particular uses for the net proceeds to us from this offering. However, we currently intend to use the net proceeds from the sale of the securities from offerings under this prospectus for capital expenditures, acquisitions, investments, repurchases of shares of our common stock and general corporate purposes, including working capital unless the applicable prospectus supplement states otherwise. General corporate purposes may include working capital.

As a result, we will retain broad discretion in the allocation of the net proceeds from this offering and could utilize the proceeds in ways that may not necessarily improve our results of operations or enhance the value of our Common Stock. We would not receive proceeds from sales by our security holders.

DESCRIPTION OF SECURITIES

The descriptions of the securities contained in this prospectus, together with the applicable prospectus supplements, summarize the material terms and provisions of the various types of securities that we may offer. We will describe in the applicable prospectus supplement relating to any securities the particular terms of the securities offered by that prospectus supplement. If we so indicate in the applicable prospectus supplement, the terms of the securities may differ from the terms we have summarized below. We will also include in the prospectus supplement information, where applicable, about material U.S. federal income tax considerations relating to the securities, and the securities exchange, if any, on which the securities will be listed. We may sell from time to time Common Stock, Preferred Stock, debt securities, warrants to purchase any such securities or any combination of the foregoing. In this prospectus, we refer to the Common Stock, Preferred Stock, debt securities and warrants to be sold by us collectively as “securities.”

If we issue debt securities at a discount from their original stated principal amount, then we will use the issue price, and not the principal amount, of such debt securities for purposes of calculating the total dollar amount of all securities issued under this prospectus.

This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

Capital Stock Summary

The following description of ETHZilla’s capital stock is a summary. This summary is subject to the DGCL and the complete text of ETHZilla’s Second Amended and Restated Certificate of Incorporation and Bylaws.

ETHZilla’s authorized capital stock consists of shares made up of:

●	1,000,000,000 shares of Common Stock, par value $0.0001 per share; and

●	5,000,000 shares of Preferred Stock, par value $0.0001 per share of which 1,000,000 shares have been designated as Series A Convertible Preferred Stock of which none are outstanding, of which one share of preferred stock has been designated as a Class C Special Voting Share, of which none are outstanding, one share of preferred stock has been designated as a Class K Special Voting Share, of which none are outstanding, and of which 1,000,000 shares have been designated as Series B Convertible Preferred Stock, of which none are outstanding.

DESCRIPTION OF COMMON STOCK

General

We are authorized to issue up to 1,000,000,000 shares of Common Stock, par value $0.0001 per share. As of August 21, 2025, we had 164,447,345 shares of Common Stock issued and outstanding.

The holders of our Common Stock are entitled to the following rights:

Voting Rights. Each share of our common stock is entitled to one vote on all stockholder matters. Shares of our common stock do not possess any cumulative voting rights.

Except for the election of directors, if a quorum is present, an action on a matter is approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the matter, unless otherwise required by applicable law, Delaware law, our Certificate of Incorporation, as amended or Third Amended and Restated Bylaws. The election of directors will be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote, meaning that the nominees with the greatest number of votes cast, even if less than a majority, will be elected. The rights, preferences and privileges of holders of common stock are subject to, and may be impacted by, the rights of the holders of shares of any series of preferred stock that we have designated, or may designate and issue in the future.

Our board of directors is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Dividend Rights. Each share of our common stock is entitled to equal dividends and distributions per share with respect to the common stock when, as and if declared by our Board of Directors, subject to any preferential or other rights of any outstanding preferred stock.

Liquidation and Dissolution Rights. Upon liquidation, dissolution or winding up, our common stock will be entitled to receive pro rata on a share-for-share basis, the assets available for distribution to the stockholders after payment of liabilities and payment of preferential and other amounts, if any, payable on any outstanding preferred stock.

Fully Paid Status. All outstanding shares of the Company’s common stock are validly issued, fully paid and non-assessable.

Other Matters. No holder of any shares of our common stock has a preemptive right to subscribe for any of our securities, nor are any shares of our common stock subject to redemption or convertible into other securities.

Certain Anti-Takeover Provisions of Delaware Law and our Certificate of Incorporation and Bylaws

We are subject to the provisions of Section 203 of the Delaware General Corporation Law (“DGCL”) regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

●	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

●	an affiliate of an interested stockholder; or

●	an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

●	our Board of Directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

●	after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

●	on or subsequent to the date of the transaction, the business combination is approved by our Board of Directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Our Second Amended and Restated Certificate of Incorporation provides that our Board of Directors be classified into two classes of directors. As a result, in most circumstances, a person can gain control of our Board of Directors only by successfully engaging in a proxy contest at two or more annual meetings.

Our authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Anti-Takeover Effects Under our Certificate of Incorporation and Bylaws

Exclusive forum for certain lawsuits

Our Second Amended and Restated Certificate of Incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing such suit will be deemed to have consented to service of process on such stockholder’s counsel. Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, which may have the effect of discouraging lawsuits against our directors and officers.

Notwithstanding the foregoing, in the event the Court of Chancery in the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding will be another court in the State of Delaware, or if no court in the State of Delaware has jurisdiction, the federal district court for the District of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. To the fullest extent permitted by law, the forum selection provision discussed above will apply to derivative actions or proceedings brought on our behalf and arising under the Securities Act or the Exchange Act, although our stockholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. There is uncertainty as to whether a court would enforce such provision in connection with any such derivative action or proceeding arising under the Securities Act or the Exchange Act, and it is possible that a court could find the forum selection provision to be inapplicable or unenforceable in such a case.

Special meeting of stockholders

Our Third Amended and Restated Bylaws (“Bylaws”) provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, by our Chief Executive Officer or by our Chairman.

Advance notice requirements for stockholder proposals and director nominations

Our Bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. Separately, pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. Our Bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders and may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of our company.

Director terms and removal of directors

Pursuant to our amended and restated Certificate of Incorporation, our Board of Directors is a classified Board of Directors, as a result of which our Board of Directors is divided into two classes, with each class serving for staggered two-year terms and directors can only be removed for ‘cause’.

Action by written consent

Our Second Amended and Restated Certificate of Incorporation prohibits stockholder action via any written consent to action without meeting, unless otherwise set forth in any designation of preferred stock.

Vacancies on the Board of Directors

Our Second Amended and Restated Certificate of Incorporation and Bylaws provide that, subject to the rights of the holders of any outstanding series of preferred stock and unless otherwise required by law or resolution of our board of directors, vacancies on the board of directors arising through death, resignation, retirement, disqualification or removal, an increase in the number of directors or otherwise may be filled by a majority of the directors then in office, though less than a quorum.

No cumulative voting

Our Second Amended and Restated Certificate of Incorporation and Bylaws do not permit cumulative voting in the election of directors. Cumulative voting allows a stockholder to vote a portion or all of its shares for one or more candidates for seats on the board of directors. Without cumulative voting, a minority stockholder may not be able to gain as many seats on our board of directors as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on our board of directors to influence our board’s decision regarding a takeover.

Transfer Agent

The transfer agent for our common stock is Continental Stock Transfer & Trust, located at 1 State Street, 30th Floor, New York, NY 10004-1561.

Quotation on the Nasdaq Capital Market

Our common stock is listed on the Nasdaq Capital Market under the symbol “ETHZ” our warrants are listed on Nasdaq Capital Market under the symbol “ETHZW”.

DESCRIPTION OF PREFERRED STOCK

This section describes the general terms and provisions of the Preferred Stock that we may offer by this prospectus. The prospectus supplement will describe the specific terms of the series of the Preferred Stock offered through that prospectus supplement. Those terms may differ from the terms discussed below. Any series of Preferred Stock that we issue will be governed by our Amended and Restated Certificate of Incorporation, including the certificate of designations relating to such series of Preferred Stock, and our by-laws.

As of August 15, 2025, we had 5,000,000 authorized shares of Preferred Stock of which 1,000,000 shares have been designated as Series A Convertible Preferred Stock of which none are outstanding, of which one share of preferred stock has been designated as a Class C Special Voting Share, of which none are outstanding, one share of preferred stock has been designated as a Class K Special Voting Share, of which none are outstanding, and of which 1,000,000 shares have been designated as Series B Convertible Preferred Stock, of which no shares are outstanding.

General

Our Second Amended and Restated Certificate of Incorporation provides that shares of preferred stock may be issued from time to time in one or more series. Our Board of Directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board of Directors will be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our Board of Directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the Company or the removal of existing management.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. A prospectus supplement relating to any series of preferred stock being offered will include specific terms relating to the offering. Such prospectus supplement will include:

●	the title and stated or par value of the preferred stock;

●	the number of shares of the preferred stock offered, the liquidation preference per share and the offering price of the preferred stock;

●	the dividend rate(s), period(s) and/or payment date(s) or method(s) of calculation thereof applicable to the preferred stock;

●	whether dividends shall be cumulative or non-cumulative and, if cumulative, the date from which dividends on the preferred stock shall accumulate;

●	the provisions for a sinking fund, if any, for the preferred stock;

●	any voting rights of the preferred stock;

●	the provisions for redemption, if applicable, of the preferred stock and any restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends or sinking fund installments;

●	any listing of the preferred stock on any securities exchange;

●	the terms and conditions, if applicable, upon which the preferred stock will be convertible into our common stock or preferred stock, including the conversion price or the manner of calculating the conversion price and conversion period;

●	if appropriate, a discussion of Federal income tax consequences applicable to the preferred stock; and

●	any other specific terms, preferences, rights, limitations or restrictions of the preferred stock.

The terms, if any, on which the preferred stock may be convertible into or exchangeable for our common stock or preferred stock will also be stated in the prospectus supplement. The terms will include provisions as to whether conversion or exchange is mandatory, at the option of the holder and/or at our option, and may include provisions pursuant to which the number of shares of our common stock or preferred stock to be received by the holders of preferred stock would be subject to adjustment.

When we issue shares of preferred stock, the shares will be fully paid and non-assessable, which means the full purchase price of the shares will have been paid and holders of the shares will not be assessed any additional monies for the shares. Unless the applicable prospectus supplement indicates otherwise, each series of the preferred stock will rank equally with any outstanding shares of our preferred stock and each other series of the preferred stock. Unless the applicable prospectus supplement states otherwise, the preferred stock will have no preemptive rights to subscribe for any additional securities which are issued by us, meaning, the holders of shares of preferred stock will have no right to buy any portion of the issued securities.

In addition, unless the applicable prospectus indicates otherwise, we will have the right to “reopen” a previous issue of a series of preferred stock by issuing additional preferred stock of such series.

The transfer agent, registrar, dividend disbursing agent and redemption agent for shares of each series of preferred stock will be named in the prospectus supplement relating to such series.

Currently Designated Preferred Stock

Series A Convertible Preferred Stock

Pursuant to the Company’s Second Amended and Restated Certificate of Incorporation filed on November 6, 2020, the Company designated 1,000,000 shares of preferred stock as Series A Convertible Preferred Stock (“Series A Preferred”).

The Series A Preferred is convertible into common stock at an initial conversion price of $2,006.40 per share, at the election of the holder, at any time following issuance, subject to certain anti-dilution adjustments. Upon a dilutive issuance (as defined) at a price per share lower than the existing conversion price, the conversion price will adjust to the lower of (a) the dilutive issuance price per share; or (b) the lowest volume-weighted-average-price during the five days preceding the dilutive issuance. Upon any conversion, a make-whole amount (as defined in the Certificate of Designation of the Series A Preferred) shall be due with respect to each share of Series A Preferred converted. At any time following the three-month anniversary of the Business Combination, the holder of the Series A Preferred had the right to force the Company to redeem all or any portion of the Series A Preferred then owned by the holder in cash. Series A Preferred stockholders were entitled to 10% dividends. Holders of the Series A Preferred have no voting rights.

No shares of Series A Preferred are currently outstanding.

Series B Convertible Preferred Stock

On September 30, 2024, in contemplation of the closing of the transactions contemplated by an Asset Purchase Agreement (the “Purchase Agreement”) with Elray Resources, Inc. (“Elray”), the Company’s Board of Directors approved the adoption of, and filing of, a Certificate of Designations of 180 Life Sciences Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock (the “Series B Designation”), which was filed with, and became effective with, the Secretary of State of Delaware on the same date. The Series B Designation designated 1,000,000 shares of Series B Convertible Preferred Stock which were issued to Elray on September 30, 2024.

The below is a summary of the rights and preferences of the Series B Convertible Preferred Stock:

Voting Rights. Until such time, if ever, as the shareholders of the Company had approved the issuance of shares of common stock upon the conversion of the Series B Convertible Preferred Stock (“Stockholder Approval”), the Series B Convertible Preferred Stock only had rights to vote on amendments to the Series B Designation (which are subject to the approval of a simple majority of the holders of Series B Convertible Preferred Stock), and the Protective Provisions, discussed below. Stockholder Approval was received at the Company’s annual meeting of stockholders held on December 27, 2024 (the “Stockholder Approval Date”).

The Series B Preferred Stock requires the consent of the holders of at least a majority of the issued and outstanding shares of Series B Convertible Preferred Stock to (a) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Convertible Preferred Stock of the Company; (b) adopt or authorize any new designation of any Preferred Stock or amend the Certificate of Incorporation of the Company in a manner which (i) provides any holder of common stock or preferred stock any rights upon a liquidation of the Company which are prior and superior to those of the holders of the Series B Convertible Preferred Stock; or (ii) adversely affect the rights, preferences and privileges of the Series B Convertible Preferred Stock; (c) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series B Convertible Preferred Stock; (d) alter or change the rights, preferences or privileges of the shares of Series B Convertible Preferred Stock so as to affect adversely the shares of such series; and (e) issue any shares of Series A Preferred Stock or Series B Convertible Preferred Stock, other than the Preferred Stock issued pursuant to the Purchase Agreement (collectively, the “Protective Provisions”).

After Stockholder Approval (which was received on December 27, 2024, as discussed above), in addition to the above voting rights, each holder of outstanding shares of Series B Convertible Preferred Stock shall be entitled to cast the number of votes in connection with the Series B Convertible Preferred Stock shares held by such holder equal to the number of whole shares of common stock into which the shares of Series B Convertible Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted to common stock basis (after aggregating all fractional shares into which shares of Series B Convertible Preferred Stock held by each holder could be converted) shall be rounded down to the nearest whole share. Except as provided by law or by the other provisions of the Certificate of Incorporation or the Series B Designation, holders of Series B Convertible Preferred Stock shall vote together with the holders of common stock as a single class and there shall be no series voting.

Dividend Rights. None, except that if the Company declares a dividend or makes a distribution of cash (or any other distribution treated as a dividend under Section 301 of the Internal Revenue Code) on its common stock, each holder of Shares of Series B Convertible Preferred Stock is entitled to participate in such dividend or distribution in an amount equal to the largest number of whole shares of common stock into which all shares of Series B Convertible Preferred Stock held of record by such holder are convertible as of the record date for such dividend or distribution or, if there is no specified record date, as of the date of such dividend or distribution. Notwithstanding the foregoing, holders shall have no right of participation in connection with dividends or distributions made to the common stock stockholders consisting solely of shares of common stock.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B Convertible Preferred Stock are entitled to receive prior and in preference to any distribution of any of the assets of the Company to the holders of the common stock or securities junior to the Series B Convertible Preferred Stock (other than the common stock) by reason of their ownership of such stock, but after any required distribution to any holders of Series B Convertible Preferred Stock, an amount in cash per share of Series B Convertible Preferred Stock for each share of Series B Convertible Preferred Stock held by them equal to the greater of (x) one times the Stated Value; and (y) the total amount of consideration that would have been payable on such share upon a Liquidation Event, had such share of Series B Convertible Preferred Stock been converted into common stock, immediately prior to such Liquidation Event (as applicable, the “Liquidation Preference”). The “Stated Value” is $17.30 per share of Series B Convertible Preferred Stock.

Conversion Rights. None prior to Stockholder Approval. After Stockholder Approval, at the option of the holder(s) thereof, each share of Series B Convertible Preferred Stock is convertible into a number of shares of common stock of the Company as equals the Conversion Rate. The “Conversion Rate” initially was 0.685 (or 685,000 shares in aggregate, which would represent 40% of the Company’s then outstanding shares of common stock), as equitably adjusted, as applicable for stock splits and recapitalizations; provided that if at any time after the original issuance date of the Series B Convertible Preferred Stock and prior to the Stockholder Approval Date, the Company actually issued any additional shares of common stock of the Company (each a “Dilutive Issuance”), the Conversion Rate was to be increased to a value equal to (x)(i) the total outstanding shares of common stock (“Total Outstanding Shares”) on the date immediately following such Dilutive Issuance, divided by (ii) 60%, minus (iii) the Total Outstanding Shares on the date immediately following such Dilutive Issuance, divided by (y) 1,000,000, rounded to the thousands place, as equitably adjusted, as applicable for stock splits and recapitalizations (each a “Dilutive Adjustment”); provided that in no event will the Conversion Rate be greater than ten.

On the Stockholder Approval Date, the Conversion Rate was fixed at 1.318 or 1,318,000 total shares of common stock.

All 1,000 shares of Series B Convertible Preferred Stock were converted into an aggregate of 1,318,000 shares of common stock on March 27, 2025, and as such, no shares of Series B Convertible Preferred Stock are currently outstanding.

Special Voting Shares

We have two classes of preferred stock designated, named our Class C Special Voting Shares and our Class K Special Voting Shares (collectively, the “Special Voting Shares”), with the rights and preferences specified below:

●	The right to vote in all circumstances in which our common stock has the right to vote, with the common stock as one class;

●	The Special Voting Shares entitle the holder, to an aggregate number of votes equal to the number of shares of common stock that were issuable to the holders of the previously outstanding shares of CannBioRex Purchaseco ULC and/or Katexco Purchaseco ULC, Canadian subsidiaries of the Company (the “Exchangeable Shares”);

●	The holder of the Special Voting Shares (and, indirectly, the holders of the Exchangeable Shares) has the same rights as the holders of the common stock as to notices, reports, financial statements and attendance at all stockholder meetings;

●	No entitlement to dividends;

●	The holder of the Special Voting Shares is not entitled to any portion of any related distribution upon windup, dissolution or liquidation of the Company; and

●	We could cancel the Special Voting Shares when there are no Exchangeable Shares outstanding and no option or other commitment of CannBioRex Purchaseco ULC and Katexco Purchaseco ULC which could require either CannBioRex Purchaseco ULC and Katexco Purchaseco ULC to issue more Exchangeable Shares.

There are no outstanding Special Voting Shares.

DESCRIPTION OF WARRANTS

We may issue warrants for the purchase of shares of our common stock, preferred stock or debt securities, which may be in one or more series. We may issue warrants independently or together with other securities, and the warrants may be attached to or separate from any offered securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and the investors or a warrant agent. The following summary of material provisions of the warrants and warrant agreements is subject to, and qualified in its entirety by reference to, all the provisions of the warrant agreement and warrant certificate applicable to a particular series of warrants. The terms of any warrants offered under a prospectus supplement may differ from the terms described below. We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the form of warrant and/or the warrant agreement and warrant certificate, as applicable, that contain the terms of the particular series of warrants we are offering, and any supplemental agreements, before the issuance of such warrants. We urge you to read the applicable prospectus supplement and any related free writing prospectus, as well as the complete form of warrant and/or the warrant agreement and warrant certificate, as applicable, and any supplemental agreements, that contain the terms of the warrants.

The particular terms of any issue of warrants will be described in the prospectus supplement relating to the issue. Those terms may include:

●	the number of shares of common stock or preferred stock purchasable upon the exercise of warrants to purchase such shares and the price at which such number of shares may be purchased upon such exercise;

●	the designation, stated value and terms (including, without limitation, liquidation, dividend, conversion and voting rights) of the series of preferred stock purchasable upon exercise of warrants to purchase preferred stock;

●	the principal amount of debt securities that may be purchased upon exercise of a debt warrant and the exercise price for the warrants, which may be payable in cash, securities or other property;

●	the date, if any, on and after which the warrants and the related debt securities, preferred stock or common stock will be separately transferable;

●	the terms of any rights to redeem or call the warrants;

●	the date on which the right to exercise the warrants will commence and the date on which the right will expire;

●	the proposed listing, if any, of the warrants or any securities purchasable upon exercise of the warrants on any securities exchange;

●	United States federal income tax consequences applicable to the warrants; and

●	any additional terms of the warrants, including terms, procedures, and limitations relating to the exchange, exercise and settlement of the warrants.

Holders of equity warrants will not be entitled to:

●	vote, consent or receive dividends;

●	receive notice as stockholders with respect to any meeting of stockholders for the election of our directors or any other matter; or

●	exercise any rights as stockholders of the Company.

Each warrant will entitle its holder to purchase the principal amount of debt securities or the number of shares of common stock or preferred stock at the exercise price set forth in, or calculable as set forth in, the applicable prospectus supplement. Unless we otherwise specify in the applicable prospectus supplement, holders of the warrants may exercise the warrants at any time up to the specified time on the expiration date that we set forth in the applicable prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

A holder of warrant certificates may exchange them for new warrant certificates of different denominations, present them for registration of transfer and exercise them at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement. Until any warrants to purchase debt securities are exercised, the holder of the warrants will not have any rights of holders of the debt securities that can be purchased upon exercise, including any rights to receive payments of principal, premium or interest on the underlying debt securities or to enforce covenants in the applicable indenture. Until any warrants to purchase common stock or preferred stock are exercised, the holders of the warrants will not have any rights of holders of the underlying shares, including any rights to receive dividends or payments upon any liquidation, dissolution or winding up on the common stock or preferred stock, if any.

DESCRIPTION OF DEBT SECURITIES

Any debt securities we may issue, offered by this prospectus and any accompanying prospectus supplement, will be issued under an indenture to be entered into between our Company and the trustee identified in the applicable prospectus supplement. The terms of the debt securities will include those stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the indenture. We have filed a copy of the form of indenture as an exhibit to the registration statement of which this prospectus forms a part. The indenture will be subject to and governed by the terms of the Trust Indenture Act of 1939.

Unless otherwise specified in the applicable prospectus supplement, the debt securities will represent direct, unsecured obligations of our Company and will rank equally with all of our other unsecured indebtedness.

The following statements relating to the debt securities and the indenture are summaries, qualified in their entirety to the detailed provisions of the indenture.

General

We may issue the debt securities in one or more series with the same or various maturities, at par, at a premium, or at a discount. We will describe the particular terms of each series of debt securities in a prospectus supplement relating to that series, which we will file with the SEC.

The prospectus supplement will set forth, to the extent required, the following terms of the debt securities in respect of which the prospectus supplement is delivered:

●	the title of the series;

●	the aggregate principal amount;

●	the issue price or prices, expressed as a percentage of the aggregate principal amount of the debt securities;

●	any limit on the aggregate principal amount;

●	the date or dates on which principal is payable;

●	the interest rate or rates (which may be fixed or variable) or, if applicable, the method used to determine such rate or rates;

●	the date or dates from which interest, if any, will be payable and any regular record date for the interest payable;

●	the place or places where principal and, if applicable, premium and interest, is payable;

●	the terms and conditions upon which we may, or the holders may require us to, redeem or repurchase the debt securities;

●	the denominations in which such debt securities may be issuable, if other than denominations of $1,000, or any integral multiple of that number;

●	whether the debt securities are to be issuable in the form of certificated debt securities (as described below) or global debt securities (as described below);

●	the portion of principal amount that will be payable upon declaration of acceleration of the maturity date if other than the principal amount of the debt securities;

●	the currency of denomination;

●	the designation of the currency, currencies or currency units in which payment of principal and, if applicable, premium and interest, will be made;

●	if payments of principal and, if applicable, premium or interest, on the debt securities are to be made in one or more currencies or currency units other than the currency of denomination, the manner in which the exchange rate with respect to such payments will be determined;

●	if amounts of principal and, if applicable, premium and interest may be determined by reference to an index based on a currency or currencies, or by reference to a commodity, commodity index, stock exchange index or financial index, then the manner in which such amounts will be determined;

●	the provisions, if any, relating to any collateral provided for such debt securities;

●	any addition to or change in the covenants and/or the acceleration provisions described in this prospectus or in the indenture;

●	any events of default, if not otherwise described below under “Events of Default,”

●	the terms and conditions, if any, for conversion into or exchange for shares of Common Stock or Preferred Stock;

●	any depositaries, interest rate calculation agents, exchange rate calculation agents, or other agents; and

●	the terms and conditions, if any, upon which the debt securities shall be subordinated in right of payment to other indebtedness of our Company.

We may issue discount debt securities that provide for an amount less than the stated principal amount to be due and payable upon acceleration of the maturity of such debt securities in accordance with the terms of the indenture. We may also issue debt securities in bearer form, with or without coupons. If we issue discount debt securities or debt securities in bearer form, we will describe material U.S. federal income tax considerations and other material special considerations which apply to these debt securities in the applicable prospectus supplement.

We may issue debt securities denominated in or payable in a foreign currency or currencies or a foreign currency unit or units. If we do, we will describe the restrictions, elections, and general tax considerations relating to the debt securities and the foreign currency or currencies or foreign currency unit or units in the applicable prospectus supplement.

Exchange and/or Conversion Rights

We may issue debt securities that can be exchanged for or converted into shares of Common Stock or Preferred Stock. If we do, we will describe the terms of exchange or conversion in the prospectus supplement relating to these debt securities.

Transfer and Exchange

We may issue debt securities that will be represented by either:

●	“book-entry securities,” which means that there will be one or more global securities registered in the name of a depositary or a nominee of a depositary; or

●	“certificated securities,” which means that they will be represented by a certificate issued in definitive registered form.

We will specify in the prospectus supplement applicable to a particular offering whether the debt securities offered will be book-entry or certificated securities.

Certificated Debt Securities

Those who hold certificated debt securities may transfer or exchange such debt securities at the trustee’s office or at the paying agent’s office or agency in accordance with the terms of the indenture. There will be no service charge for any transfer or exchange of certificated debt securities, but there may be a requirement to pay an amount sufficient to cover any tax or other governmental charge payable in connection with such transfer or exchange.

Those who hold certificated debt securities may effect the transfer of certificated debt securities and of the right to receive the principal of, premium, and/or interest, if any, on the certificated debt securities only by surrendering the certificate representing the certificated debt securities and having us or the trustee issue a new certificate to the new holder.

Global Securities

If we decide to issue debt securities in the form of one or more global securities, then we will register the global securities in the name of the depositary for the global securities or the nominee of the depositary and the global securities will be delivered by the trustee to the depositary for credit to the accounts of the holders of beneficial interests in the debt securities.

The prospectus supplement will describe the specific terms of the depositary arrangement for debt securities of a series that are issued in global form. None of us, the trustee, any payment agent, or the security registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global debt security or for maintaining, supervising or reviewing any records relating to these beneficial ownership interests.

No Protection in the Event of Change of Control

The indenture does not have any covenants or other provisions providing for a put or increased interest or otherwise that would afford holders of debt securities additional protection in the event of a recapitalization transaction, a change of control of our Company or a highly leveraged transaction. If we offer any covenants or provisions of this type with respect to any debt securities covered by this prospectus, we will describe them in the applicable prospectus supplement.

Covenants

Unless otherwise indicated in this prospectus or a prospectus supplement, the debt securities will not have the benefit of any covenants that limit or restrict our business or operations, the pledging of our assets, or the incurrence by us of indebtedness. We will describe in the applicable prospectus supplement any material covenants in respect of a series of debt securities.

Consolidation, Merger and Sale of Assets

We will agree in the indenture that we will not consolidate with or merge into any other person, or convey, transfer, sell or lease our properties and assets substantially as an entirety to any person, unless:

●	the person formed by the consolidation or into or with which we are merged or the person to which our properties and assets are conveyed, transferred, sold, or leased, is a corporation organized and existing under the laws of the United States, any state, or the District of Columbia, or a corporation or comparable legal entity organized under the laws of a foreign jurisdiction and, if we are not the surviving person, the surviving person has expressly assumed all of our obligations, including the payment of the principal of, and premium, if any, and interest on the debt securities and the performance of the other covenants under the indenture; and

●	immediately after giving effect to the transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, has occurred and is continuing under the indenture.

Events of Default

Unless otherwise specified in the applicable prospectus supplement, the following events will be events of default under the indenture with respect to debt securities of any series:

●	we fail to pay any principal or premium, if any, when it becomes due and such default is not cured within five business days;

●	we fail to pay any interest within 30 days after it becomes due;

●	we fail to comply with any other covenant in the debt securities or the indenture for 60 days after written notice specifying the failure from the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of that series; and

●	certain events involving bankruptcy, insolvency or reorganization of our Company or any of our significant subsidiaries.

The trustee may withhold notice to the holders of the debt securities of any series of any default, except in payment of principal of, or premium, if any, or interest on the debt securities of a series, if the trustee considers it to be in the best interest of the holders of the debt securities of that series to do so.

If an event of default (other than an event of default resulting from certain events of bankruptcy, insolvency or reorganization) occurs, and is continuing, then the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of any series may accelerate the maturity of the debt securities. If this happens, the entire principal amount, plus the premium, if any, of all the outstanding debt securities of the affected series plus accrued interest to the date of acceleration will be immediately due and payable. At any time after the acceleration, but before a judgment or decree based on such acceleration is obtained by the trustee, the holders of a majority in aggregate principal amount of outstanding debt securities of such series may rescind and annul such acceleration if:

●	all events of default (other than nonpayment of accelerated principal, premium or interest) have been cured or waived;

●	all lawful interest on overdue interest and overdue principal has been paid; and

●	the rescission would not conflict with any judgment or decree.

In addition, if the acceleration occurs at any time when we have outstanding indebtedness which is senior to the debt securities, the payment of the principal amount of outstanding debt securities may be subordinated in right of payment to the prior payment of any amounts due under the senior indebtedness, in which case the holders of debt securities will be entitled to payment under the terms prescribed in the instruments evidencing the senior indebtedness and the indenture.

If an event of default resulting from certain events of bankruptcy, insolvency or reorganization occurs, the principal, premium and interest amount with respect to all of the debt securities of any series will be due and payable immediately without any declaration or other act on the part of the trustee or the holders of the debt securities of that series.

The holders of a majority in principal amount of the outstanding debt securities of a series will have the right to waive any existing default or compliance with any provision of the indenture or the debt securities of that series and to direct the time, method, and place of conducting any proceeding for any remedy available to the trustee, subject to certain limitations specified in the indenture.

No holder of any debt security of a series will have any right to institute any proceeding with respect to the indenture or for any remedy under the indenture, unless:

●	the holder gives to the trustee written notice of a continuing event of default;

●	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of the affected series make a written request and offer reasonable indemnity to the trustee to institute a proceeding as trustee;

●	the trustee fails to institute a proceeding within 60 days after such request; and

●	the holders of a majority in aggregate principal amount of the outstanding debt securities of the affected series do not give the trustee a direction inconsistent with such request during such 60-day period.

These limitations do not, however, apply to a suit instituted for payment on debt securities of any series on or after the due dates expressed in the debt securities.

Modification and Waiver

From time to time, we and the trustee may, without the consent of holders of the debt securities of one or more series, amend the indenture or the debt securities of one or more series, or supplement the indenture, for certain specified purposes, including:

●	to provide that the surviving entity, following a change of control of our Company permitted under the indenture, will assume all of our obligations under the indenture and debt securities;

●	to provide for certificated debt securities in addition to uncertificated debt securities;

●	to comply with any requirements of the SEC under the Trust Indenture Act of 1939;

●	to cure any ambiguity, defect or inconsistency, or make any other change that does not materially and adversely affect the rights of any holder; and

●	to appoint a successor trustee under the indenture with respect to one or more series.

From time to time, we and the trustee may, with the consent of holders of at least a majority in principal amount of the outstanding debt securities, amend or supplement the indenture or the debt securities, or waive compliance in a particular instance by us with any provision of the indenture or the debt securities. We may not, however, without the consent of each holder affected by such action, modify or supplement the indenture or the debt securities, or waive compliance with any provision of the indenture or the debt securities in order to:

●	reduce the amount of debt securities whose holders must consent to an amendment, supplement or waiver to the indenture or such debt security;

●	reduce the rate of or change the time for payment of interest;

●	reduce the principal of or change the stated maturity of the debt securities;

●	make any debt security payable in money other than that stated in the debt security;

●	change the amount or time of any payment required, or reduce the premium payable upon any redemption, or change the time before which no such redemption may be made;

●	waive a default in the payment of the principal of, premium, if any, or interest on the debt securities or a redemption payment; or

●	take any other action otherwise prohibited by the indenture to be taken without the consent of each holder affected by the action.

Defeasance of Debt Securities and Certain Covenants in Certain Circumstances

The indenture will permit us, at any time, to elect to discharge our obligations with respect to one or more series of debt securities by following certain procedures described in the indenture. These procedures will allow us either:

●	to defease and be discharged from any and all of our obligations with respect to any debt securities except for the following obligations (which discharge is referred to as “legal defeasance”):

(1)	to register the transfer or exchange of such debt securities;

(2)	to replace temporary or mutilated, destroyed, lost, or stolen debt securities;

(3)	to compensate and indemnify the trustee; or

(4)	to maintain an office or agency in respect of the debt securities and to hold monies for payment in trust.

or

●	to be released from our obligations with respect to the debt securities under certain covenants contained in the indenture, as well as any additional covenants which may be contained in the applicable supplemental indenture (which release is referred to as “covenant defeasance”).

In order to exercise either defeasance option, we must deposit with the trustee or other qualifying trustee, in trust for that purpose:

●	money;

●	U.S. Government Obligations (as described below) or Foreign Government Obligations (as described below), which through the scheduled payment of principal and interest in accordance with their terms will provide money; or

●	a combination of money and/or U.S. Government Obligations and/or Foreign Government Obligations sufficient in the written opinion of a nationally-recognized firm of independent accounts to provide money.

In each case specified above, such amounts are sufficient to pay the principal of, premium, if any, and interest, if any, on the debt securities of the series, on the scheduled due dates, or on a selected date of redemption in accordance with the terms of the indenture.

In addition, defeasance may be effected only if, among other things:

●	in the case of either legal or covenant defeasance, we deliver to the trustee an opinion of counsel, as specified in the indenture, stating that as a result of the defeasance, neither the trust nor the trustee will be required to register as an investment company under the Investment Company Act of 1940;

●	in the case of legal defeasance, we deliver to the trustee an opinion of counsel stating that we have received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, or there has been a change in any applicable federal income tax law with the effect that (and the opinion shall confirm that), the holders of outstanding debt securities will not recognize income, gain, or loss for U.S. federal income tax purposes solely as a result of such legal defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if legal defeasance had not occurred;

●	in the case of covenant defeasance, we deliver to the trustee an opinion of counsel to the effect that the holders of the outstanding debt securities will not recognize income, gain, or loss for U.S. federal income tax purposes as a result of covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner, and at the same times as would have been the case if covenant defeasance had not occurred; and

●	certain other conditions described in the indenture are satisfied.

If we fail to comply with our remaining obligations under the indenture and applicable supplemental indenture after a covenant defeasance of the indenture and applicable supplemental indenture, and the debt securities are declared due and payable because of the occurrence of any undefeased event of default, the amount of money and/or U.S. Government Obligations and/or Foreign Government Obligations on deposit with the trustee could be insufficient to pay amounts due under the debt securities of the affected series at the time of acceleration. We will, however, remain liable in respect of these payments.

The term “U.S. Government Obligations” as used in the above discussion means securities that are direct obligations of or non-callable obligations guaranteed by the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

The term “Foreign Government Obligations” as used in the above discussion means, with respect to debt securities of any series that are denominated in a currency other than U.S. dollars (1) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (2) obligations of a person controlled or supervised by or acting as an agent or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by that government, which in either case under clauses (1) or (2), are not callable or redeemable at the option of the issuer.

Regarding the Trustee

We will identify the trustee with respect to any series of debt securities in the prospectus supplement relating to the applicable debt securities. You should note that if the trustee becomes a creditor of our Company, the indenture and the Trust Indenture Act of 1939 limit the rights of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim, as security or otherwise. The trustee and its affiliates may engage in, and will be permitted to continue to engage in, other transactions with us and our affiliates. If, however, the trustee acquires any “conflicting interest” within the meaning of the Trust Indenture Act of 1939, it must eliminate such conflict or resign.

The holders of a majority in principal amount of the then outstanding debt securities of any series may direct the time, method, and place of conducting any proceeding for exercising any remedy available to the trustee. If an event of default occurs and is continuing, the trustee, in the exercise of its rights and powers, must use the degree of care and skill of a prudent person in the conduct of his or her own affairs. Subject to that provision, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any of the holders of the debt securities, unless they have offered to the trustee reasonable indemnity or security.

DESCRIPTION OF RIGHTS

General

We may issue rights to our stockholders to purchase shares of our Common Stock, Preferred Stock or the other securities described in this prospectus. We may offer rights separately or together with one or more additional rights, debt securities, Preferred Stock, Common Stock or warrants, or any combination of those securities in the form of units, as described in the applicable prospectus supplement. Each series of rights will be issued under a separate rights agreement to be entered into between us and a bank or trust company, as rights agent. The rights agent will act solely as our agent in connection with the certificates relating to the rights of the series of certificates and will not assume any obligation or relationship of agency or trust for or with any holders of rights certificates or beneficial owners of rights. The following description sets forth certain general terms and provisions of the rights to which any prospectus supplement may relate. The particular terms of the rights to which any prospectus supplement may relate and the extent, if any, to which the general provisions may apply to the rights so offered will be described in the applicable prospectus supplement. To the extent that any particular terms of the rights, rights agreement or rights certificates described in a prospectus supplement differ from any of the terms described below, then the terms described below will be deemed to have been superseded by that prospectus supplement. We encourage you to read the applicable rights agreement and rights certificate for additional information before you decide whether to purchase any of our rights. We will provide in a prospectus supplement the following terms of the rights being issued:

●	the date of determining the stockholders entitled to the rights distribution;

●	the aggregate number of shares of Common Stock, Preferred Stock or other securities purchasable upon exercise of the rights;

●	the exercise price;

●	the aggregate number of rights issued;

●	whether the rights are transferrable and the date, if any, on and after which the rights may be separately transferred;

●	the date on which the right to exercise the rights will commence, and the date on which the right to exercise the rights will expire;

●	the method by which holders of rights will be entitled to exercise;

●	the conditions to the completion of the offering, if any;

●	the withdrawal, termination and cancellation rights, if any;

●	whether there are any backstop or standby purchaser or purchasers and the terms of their commitment, if any;

●	whether stockholders are entitled to oversubscription rights, if any;

●	any applicable material United States federal income tax considerations; and

●	any other terms of the rights, including terms, procedures and limitations relating to the distribution, exchange and exercise of the rights, as applicable.

Each right will entitle the holder of rights to purchase for cash the principal amount of shares of Common Stock, Preferred Stock or other securities at the exercise price provided in the applicable prospectus supplement. Rights may be exercised at any time up to the close of business on the expiration date for the rights provided in the applicable prospectus supplement.

Holders may exercise rights as described in the applicable prospectus supplement. Upon receipt of payment and the rights certificate properly completed and duly executed at the corporate trust office of the rights agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the shares of Common Stock, Preferred Stock or other securities, as applicable, purchasable upon exercise of the rights. If less than all of the rights issued in any rights offering are exercised, we may offer any unsubscribed securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby arrangements, as described in the applicable prospectus supplement.

Rights Agent

The rights agent for any rights we offer will be set forth in the applicable prospectus supplement.

DESCRIPTION OF UNITS

We may issue units comprised of one or more debt securities, shares of Common Stock, shares of Preferred Stock and warrants in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

The applicable prospectus supplement may describe:

●	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

●	any provisions of the governing unit agreement that differ from those described below; and

●	any provisions for the issuance, payment, settlement, transfer, or exchange of the units or of the securities comprising the units.

The provisions described in this section, as well as those described under “Description of Common Stock”, “Description of Preferred Stock”, “Description of Warrants”, and “Description of Debt Securities” will apply to the securities included in each unit, to the extent relevant.

Issuance in Series

We may issue units in such amounts and in as many distinct series as we wish. This section summarizes terms of the units that apply generally to all series. Most of the financial and other specific terms of your series will be described in the applicable prospectus supplement.

Unit Agreements

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We will issue the units under one or more unit agreements to be entered into between us and a bank or other financial institution, as unit agent. We may add, replace or terminate unit agents from time to time. We will identify the unit agreement under which each series of units will be issued and the unit agent under that agreement in the applicable prospectus supplement.

The following provisions will generally apply to all unit agreements unless otherwise stated in the applicable prospectus supplement.

Enforcement of Rights

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. The unit agent under a unit agreement will act solely as our agent in connection with the units issued under that agreement. The unit agent will not assume any obligation or relationship of agency or trust for or with any holders of those units or of the securities comprising those units. The unit agent will not be obligated to take any action on behalf of those holders to enforce or protect their rights under the units or the included securities.

Except as indicated in the next paragraph, a holder of a unit may, without the consent of the unit agent or any other holder, enforce its rights as holder under any security included in the unit, in accordance with the terms of that security and the indenture, warrant agreement, rights agreement or other instrument under which that security is issued. Those terms are described elsewhere in this prospectus under the sections relating to debt securities, Preferred Stock, Common Stock, or warrants, as relevant.

Notwithstanding the foregoing, a unit agreement may limit or otherwise affect the ability of a holder of units issued under that agreement to enforce its rights, including any right to bring a legal action, with respect to those units or any securities, other than debt securities, that are included in those units. Limitations of this kind will be described in the applicable prospectus supplement.

Modification without Consent of Holders. Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We and the applicable unit agent may amend any unit or unit agreement without the consent of any holder:

●	to cure any ambiguity;

●	to correct or supplement any defective or inconsistent provision; or

●	to make any other change that we believe is necessary or desirable and will not adversely affect the interests of the affected holders in any material respect.

We do not need any approval to make changes that affect only units to be issued after the changes take effect. We may also make changes that do not adversely affect a particular unit in any material respect, even if they adversely affect other units in a material respect. In those cases, we do not need to obtain the approval of the holder of the unaffected unit; we need only obtain any required approvals from the holders of the affected units.

Modification with Consent of Holders. Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We may not amend any particular unit or a unit agreement with respect to any particular unit unless we obtain the consent of the holder of that unit, if the amendment would:

●	impair any right of the holder to exercise or enforce any right under a security included in the unit if the terms of that security require the consent of the holder to any changes that would impair the exercise or enforcement of that right; or

●	reduce the percentage of outstanding units or any series or class the consent of whose holders is required to amend that series or class, or the applicable unit agreement with respect to that series or class, as described below.

Any other change to a particular unit agreement and the units issued under that agreement would require the following approval:

●	if the change affects only the units of a particular series issued under that agreement, the change must be approved by the holders of a majority of the outstanding units of that series; or

●	if the change affects the units of more than one series issued under that agreement, it must be approved by the holders of a majority of all outstanding units of all series affected by the change, with the units of all the affected series voting together as one class for this purpose.

These provisions regarding changes with majority approval also apply to changes affecting any securities issued under a unit agreement, as the governing document.

In each case, the required approval must be given by written consent.

Unit Agreements Will Not Be Qualified Under Trust Indenture Act. No unit agreement will be qualified as an indenture, and no unit agent will be required to qualify as a trustee, under the Trust Indenture Act. Therefore, holders of units issued under unit agreements will not have the protections of the Trust Indenture Act with respect to their units.

Mergers and Similar Transactions Permitted; No Restrictive Covenants or Events of Default

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. The unit agreements will not restrict our ability to merge or consolidate with, or sell our assets to, another corporation or other entity or to engage in any other transactions. If at any time we merge or consolidate with, or sell our assets substantially as an entirety to, another corporation or other entity, the successor entity will succeed to and assume our obligations under the unit agreements. We will then be relieved of any further obligation under these agreements.

The unit agreements will not include any restrictions on our ability to put liens on our assets, including our interests in our subsidiaries, nor will they restrict our ability to sell our assets. The unit agreements also will not provide for any events of default or remedies upon the occurrence of any events of default.

Governing Law

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. The unit agreements and the units will be governed by Delaware or New York law as decided by the Company at the time of issuance.

Form, Exchange, and Transfer

Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to any units we issue pursuant to this prospectus. We will issue each unit in global —that is, book-entry— form only. Units in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the units represented by the global security. Those who own beneficial interests in a unit will do so through participants in the depositary’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants.

In addition, we will issue each unit in registered form, unless we say otherwise in the applicable prospectus supplement. Bearer securities would be subject to special provisions, as we describe below under “Securities Issued in Bearer Form”.

Each unit and all securities comprising the unit will be issued in the same form.

If we issue any units in registered, non-global form, the following will apply to them.

The units will be issued in the denominations stated in the applicable prospectus supplement. Holders may exchange their units for units of smaller denominations or combined into fewer units of larger denominations, as long as the total amount is not changed.

●	Holders may exchange or transfer their units at the office of the unit agent. Holders may also replace lost, stolen, destroyed or mutilated units at that office. We may appoint another entity to perform these functions or perform them ourselves.

●	Holders will not be required to pay a service charge to transfer or exchange their units, but they may be required to pay for any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may also require an indemnity before replacing any units.

●	If we have the right to redeem, accelerate or settle any units before their maturity, and we exercise our right as to less than all those units or other securities, we may block the exchange or transfer of those units during the period beginning 15 days before the day we mail the notice of exercise and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers of or exchange any unit selected for early settlement, except that we will continue to permit transfers and exchanges of the unsettled portion of any unit being partially settled. We may also block the transfer or exchange of any unit in this manner if the unit includes securities that are or may be selected for early settlement.

Only the depositary will be entitled to transfer or exchange a unit in global form, since it will be the sole holder of the unit.

Payments and Notices

In making payments and giving notices with respect to our units, we will follow the procedures we plan to use with respect to our debt securities, where applicable.

PLAN OF DISTRIBUTION

We and any selling security holders may sell the securities covered by this prospectus directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from us. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved. In addition, we may issue the securities as a dividend or distribution or in a subscription rights offering to our existing security holders.

The securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions which may involve crosses or block transactions.

If underwriters are used in an offering of securities, such offered securities may be resold in one or more transactions:

●	on any national securities exchange or quotation service on which the Common Stock or the Preferred Stock may be listed or quoted at the time of sale, including, as of the date of this prospectus, the Nasdaq Capital Market in the case of the Common Stock;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or services or in the over-the-counter market; or

●	through the writing of options, whether the options are listed on an options exchange or otherwise.

Each prospectus supplement will state the terms of the offering, including, but not limited to:

●	the names of any underwriters, dealers, or agents;

●	the public offering or purchase price of the securities and the net proceeds that we will receive from the sale;

●	any underwriting discounts and commissions or other items constituting underwriters’ compensation;

●	any discounts, commissions, or fees allowed or paid to dealers or agents; and

●	any securities exchange on which the offered securities may be listed.

If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the applicable prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless we specify otherwise in the applicable prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities offered by such prospectus supplement, they will be required to purchase all of such offered securities. The underwriters may acquire the securities for their own account and may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or varying prices determined at the time of sale. The underwriters may sell the securities to or through dealers, and those dealers may receive discounts, concessions, or commissions from the underwriters as well as from the purchasers for whom they may act as agent.

We may designate agents who agree to use their reasonable efforts to solicit purchasers for the period of their appointment or to sell securities on a continuing basis and may enter into arrangements for “at-the-market,” equity line or similar transactions. We will name in a prospectus supplement any agent involved in the offer or sale of the securities. We may also sell securities directly to one or more purchasers without using underwriters or agents.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The aggregate proceeds to us from the sale of the securities will be the purchase price of the securities less discounts and commissions, if any.

In order to comply with the securities laws of certain states, if applicable, any securities covered by this prospectus must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, and in certain states, securities may not be sold unless they have been registered or qualified for sale in the applicable state, or an exemption from the registration or qualification requirement is available and is complied with.

In order to facilitate the offering of the securities, any underwriters may engage in transactions that stabilize, maintain, or otherwise affect the price of the securities or any other securities, the prices of which may be used to determine payments on such securities. Specifically, any underwriters may over allot in connection with the offering, creating a short position for their own accounts. In addition, to cover overallotments or to stabilize the price of the securities or of any such other securities, the underwriters may bid for, and purchase, the securities or any such other securities in the open market. Finally, in any offering of the securities through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions, or otherwise. Any of these activities may stabilize or maintain the market price of the securities above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The applicable prospectus supplement may provide that the original issue date for your securities may be more than three scheduled business days after the trade date for your securities. Accordingly, in such a case, if you wish to trade securities on any date prior to the third business day before the original issue date for your securities, you will be required, by virtue of the fact that your securities initially are expected to settle in more than three scheduled business days after the trade date for your securities, to make alternative settlement arrangements to prevent a failed settlement.

The securities may be new issues of securities and may have no established trading market. The securities may or may not be listed on a national securities exchange. We can make no assurance as to the liquidity of or the existence of trading markets for any of the securities.

In order to comply with the securities laws of some states, if applicable, the securities offered by this prospectus must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in some states, the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

At-the-Market Offerings

Upon written instruction from us, a sales agent party to a distribution agency agreement with us will use its commercially reasonable efforts to sell on our behalf, as our agent, the shares of common stock offered as agreed upon by us and the sales agent. We will designate the maximum amount of shares of common stock to be sold through the sales agent, on a daily basis or otherwise as we and the sales agent agree. Subject to the terms and conditions of the applicable distribution agency agreement, the sales agent will use its commercially reasonable efforts to sell, as our sales agent and on our behalf, all of the designated shares of common stock. We may instruct the sales agent not to sell shares of common stock if the sales cannot be affected at or above the price designated by us in any such instruction. We may suspend the offering of shares of common stock under any distribution agency agreement by notifying the sales agent. Likewise, the sales agent may suspend the offering of shares of common stock under the applicable distribution agency agreement by notifying us of such suspension.

We also may sell shares to the sales agent as principal for its own account at a price agreed upon at the time of sale. If we sell shares to the sales agent as principal, we will enter into a separate agreement setting forth the terms of such transaction.

The offering of common stock pursuant to a distribution agency agreement will terminate upon the earlier of (1) the sale of all shares of common stock subject to the distribution agency agreement or (2) the termination of the distribution agency agreement by us or by the sales agent.

Sales agents under our distribution agency agreements may make sales in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act, sales made directly on existing trading market, or sales made to or through a market maker other than on an exchange, each in accordance with Rule 415(a)(4) under the Securities Act. The name of any such underwriter or agent involved in the offer and sale of our common stock, the amounts underwritten, and the nature of its obligations to take our common stock will be described in the applicable prospectus supplement.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock is Continental Stock Transfer & Trust Company.

LEGAL MATTERS

The validity of the securities offered by this prospectus have been passed upon for us by The Loev Law Firm, PC, Bellaire, Texas. David M. Loev, the Managing Partner, President and sole owner of The Loev Law Firm, PC, beneficially owns less than 1% of the outstanding shares of our common stock. If legal matters in connection with offerings made by this prospectus are passed on by counsel for the underwriters, dealers or agents, if any, that counsel will be named in the applicable prospectus supplement.

EXPERTS

The consolidated financial statements of ETHZilla Corporation and subsidiaries as of December 31, 2024, and the year ended December 31, 2024 and the related notes, are incorporated into this prospectus by reference from ETHZilla Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, have been audited by M&K CPA’s, PLLC, an independent registered public accounting firm, as set forth in their report thereon, and have been incorporated in this prospectus and Registration Statement in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing.

The consolidated financial statements of ETHZilla Corporation and subsidiaries as of December 31, 2023, and the year ended December 31, 2023 and the related notes, are incorporated into this prospectus by reference from ETHZilla Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, have been audited by Marcum LLP, an independent registered public accounting firm, as set forth in their report thereon, and have been incorporated in this prospectus and Registration Statement in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing.

No expert or counsel named in this prospectus as having prepared or certified any part of this prospectus or having given an opinion upon the validity of the securities being registered or upon other legal matters in connection with the registration or offering of the securities was employed on a contingency basis, or is to receive, any interest, directly or indirectly, in our Company, nor was any such person connected with us, as a promoter, managing or principal underwriter, voting trustee, director, officer, or employee.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Exchange Act and file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to you on the SEC’s website at www.sec.gov. You may also obtain information about us by visiting our website at www.ETHZilla.com. The information contained on or accessible through our website is not incorporated by reference and is not part of this prospectus.

This prospectus is part of the registration statement on Form S-3 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement and the exhibits to the registration statement. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement and the exhibits and schedules filed as a part of the registration statement. You should rely only on the information contained in this prospectus or incorporated by reference. We have not authorized anyone else to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the front page of this prospectus, regardless of the time of delivery of this prospectus or any sale of the securities offered by this prospectus. The documents incorporated by reference into this prospectus contain important information that you should read about us.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to incorporate by reference much of the information that we file with the SEC, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference in this prospectus is considered to be part of this prospectus. This prospectus incorporates by reference the documents listed below (other than any portions of such documents that are not deemed “filed” under the Exchange Act in accordance with the Exchange Act and applicable SEC rules):

●	Our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025, as amended by Amendment No. 1 thereto filed with the SEC on April 25, 2025, and Amendment No. 2 thereto filed with the SEC on May 8, 2025 (File No. 001-38105);

●	Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, filed with the SEC on May 15, 2025 and July 23, 2025, respectively;

●	Our Definitive Schedule 14A Proxy Statement filed with the SEC on July 7, 2025 (subject to the provisions thereof which provide that they are not incorporated by reference into Securities Act filings);

●	Our Current Reports on Form 8-K and 8-K/A (other than information furnished rather than filed) filed with the SEC on January 2, 2025, February 7, 2025, February 21, 2025, February 25, 2025, April 1, 2025, April 9, 2025, April 30, 2025, May 1, 2025, June 18, 2025, June 20, 2025, June 25, 2025, June 30, 2025, July 1, 2025, July 14, 2025, July 24, 2025, July 30, 2025, August 5, 2025, August 11, 2025, August 12, 2025, August 13, 2025, August 14, 2025, August 18, 2025, August 18, 2025, August 21, 2025 and August 21, 2025 (File No. 001-38105); and

●	the description of our common stock contained in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, as Exhibit 4.6 (File No. 001-38105), including any amendment or report filed for the purpose of updating such description.

Certain statements in and portions of this prospectus update and replace information in the above listed documents incorporated by reference. Likewise, statements in or portions of a future document incorporated by reference in this prospectus may update and replace statements in and portions of this prospectus or the above listed documents.

All reports and other documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and prior to the termination of this offering shall be deemed to be incorporated by reference in this prospectus and to be part hereof from the date of filing of such reports and other documents.

We will provide you without charge, upon your written or oral request, a copy of any of the documents incorporated by reference in this prospectus, other than exhibits to such documents which are not specifically incorporated by reference into such documents. Please direct your written or telephone requests to:

ETHZilla Corporation

Attn: Chief Executive Officer

2875 South Ocean Blvd., Suite 200

Palm Beach, FL 33480

Telephone: (650) 285-2387

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

The following table sets forth the various expenses in connection with the registration of the securities offered hereby. We will bear all of these expenses. All amounts are estimated except for the SEC registration fee:

Item	Amount
SEC registration fee	$	†
Legal fees and expenses	$	*
Accounting fees and expenses	$	*
Printing and related expenses	$	*
Transfer Agent and Registrar Fees	$	*
Miscellaneous	$	*
Total	$	*

†	Applicable SEC registration fees have been deferred in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933 and are not estimable at this time.
*	These fees and expenses are calculated based on the amount of securities offered and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers

Section 145 of Delaware General Corporation Law (DGCL) authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933, as amended (the “Securities Act”).

Our Certificate of Incorporation provides for indemnification of our directors, officers, employees and other agents to the maximum extent permitted by the DGCL, and our Third Amended and Restated Bylaws (“Bylaws”) provide for indemnification of our directors, officers, employees and other agents to the maximum extent permitted by the DGCL.

In addition, we have entered into indemnification agreements with directors and officers containing provisions that are in some respects broader than the specific indemnification provisions contained in the DGCL. The indemnification agreements will require us, among other things, to indemnify our directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, to the fullest extent permitted by law. We also intend to enter into indemnification agreements with any new directors and executive officers in the future.

Neither our Bylaws nor our Certificate of Incorporation include any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

We have purchased and intend to maintain insurance on behalf of us and any person who is or was a director or officer against any loss arising from any claim asserted against him or her and incurred by him or her in that capacity, subject to certain exclusions and limits of the amount of coverage.

Item 16. Exhibits

The following Exhibits are filed herewith or incorporated herein by reference:

Exhibit Number	Description
1.1**	Form of Underwriting Agreement or Purchase Agreement

3.1	Second Amended and Restated Certificate of Incorporation (filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed on November 12, 2020, and incorporated by reference herein).

3.2	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on December 15, 2022 (filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed on December 16, 2022, and incorporated by reference herein).

3.3	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of 180 Life Sciences Corp., filed with the Secretary of State of Delaware on February 26, 2024 (Filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed by on February 28, 2024, and incorporated by reference herein).

3.4	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of 180 Life Sciences Corp., filed with the Secretary of State of Delaware on July 24, 2025 (Filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed on July 24, 2025, and incorporated by reference herein).

3.5	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of 180 Life Sciences Corp. as filed with the Secretary of State of Delaware on August 12, 2025, and effective on August 18, 2025 (Filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed on August 13, 2025, and incorporated by reference herein).

3.6	Third Amended and Restated Bylaws of 180 Life Sciences Corp. effective August 18, 2025 (filed as Exhibit 3.2 to the registrant’s Current Report on Form 8-K filed on August 13, 2025, and incorporated by reference herein).

4.1*	Form of Indenture

4.2**	Form of Certificate of Designation

4.3**	Form of Deposit Agreement

4.4**	Form of Depositary Agreement

4.6**	Form of Warrant Agreement

4.7**	Form of Warrant

4.8**	Form of Rights Agreement

4.9**	Form of Unit Agreement

5.1*	Opinion of The Loev Law Firm, PC

23.1*	Consent of M&K CPA’s, PLLC, independent registered public accounting firm

23.2*	Consent of Marcum LLP, independent registered public accounting firm

23.3*	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)

24.1*	Power of Attorney (included in signature page hereto)

25.1**	Form T-1 Statement of Eligibility to act as trustee under Indenture

107*	Filing Fee Table

*	Filed herewith

**	To be filed, if necessary, by post-effective amendment to this registration statement or as an exhibit to a current report of the registrant on Form 8-K and incorporated herein by reference.

Item 17. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement;

Provided, however, that Paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) If the registrant is relying on Rule 430B:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415 (a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in an offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby further undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(j) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in City of North Vancouver, British Columbia, Canada, on the 22nd day of August 2025.

ETHZILLA CORPORATION

By:	/s/ Blair Jordan
Blair Jordan
Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Blair Jordan and Eric R. Van Lent, and each of them, as true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, and generally to do all such things in their names and behalf in their capacities as officers and directors to enable ETHZilla Corporation to comply with the provisions of the Securities Act of 1933 and all requirements of the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof..

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Blair Jordan	Chief Executive Officer and Director	August 22, 2025
Blair Jordan	(Principal Executive Officer)

/s/ Eric R. Van Lent	Chief Accounting Officer	August 22, 2025
Eric R. Van Lent	(Principal Financial and Accounting Officer)

/s/ McAndrew Rudisill	Executive Chairman	August 22, 2025
McAndrew Rudisill

/s/ Ryan L. Smith	Lead Director	August 22, 2025
Ryan L. Smith

/s/ Crystal Heter	Director	August 22, 2025
Crystal Heter

/s/ Stephen Shoemaker	Director	August 22, 2025
Stephen Shoemaker

/s/ Andrew Suckling	Director	August 22, 2025
Andrew Suckling